UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-21726

360 Funds

(Exact name of registrant as specified in charter)

4520 Main Street, Suite 1425 Kansas City, MO	64111
(Address of principal executive offices)	(Zip code)

Matrix 360 Administration, LLC
4520 Main Street
Suite 1425
Kansas City, MO 64111

(Name and address of agent for service)

Registrant's telephone number, including area code: 877-244-6235

Date of fiscal year end:  02/28/2014

Date of reporting period: 02/28/2014

ITEM 1.	REPORTS TO SHAREHOLDERS

The Annual report to Shareholders of the Snow Capital Funds, series of the 360 Funds (the “registrant”) for the period ended February 28, 2014 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”), as amended (17 CFR 270.30e-1) is filed herewith.

Snow Capital Focused Value Fund
Class A Shares (Ticker Symbol: SFOAX)
Class I Shares (Ticker Symbol: SFOIX)

Snow Capital Hedged Equity Fund
Class A Shares (Ticker Symbol: SHEAX)
Class I Shares (Ticker Symbol: SHEIX)

Snow Capital Market Plus Fund
Class A Shares (Ticker Symbol: SPLAX)
Class I Shares (Ticker Symbol: SPLIX)

Snow Capital Inflation Advantaged Equities Fund
Class A Shares (Ticker Symbol: SIAAX)
Class I Shares (Ticker Symbol: SIAIX)

Snow Capital Dividend Plus Fund
Class A Shares (Ticker Symbol: SDPAX)
Class I Shares (Ticker Symbol: SDPIX)

Snow Capital Mid Cap Value Fund
Class A Shares (Ticker Symbol: SNMAX)
Class I Shares (Ticker Symbol: SNMIX)

each a series of the
360 Funds

ANNUAL REPORT

February 28, 2014

Investment Adviser

Snow Capital Management L.P.
2000 Georgetowne Drive, Suite 200
Sewickley, Pennsylvania 15143

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS	2
INVESTMENT HIGHLIGHTS	16
SCHEDULES OF INVESTMENTS	25
STATEMENTS OF ASSETS AND LIABILITIES	38
STATEMENTS OF OPERATIONS	40
STATEMENTS OF CHANGES IN NET ASSETS	42
FINANCIAL HIGHLIGHTS	44
NOTES TO FINANCIAL STATEMENTS	47
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	58
ADDITIONAL INFORMATION	59
EXPENSE EXAMPLES	63

Dear Shareholder:

The 25% return for the S&P 500 Total Return Index over the past year was a welcome surprise to most market participants. Only two other times since 2000 has the S&P 500 Total Return Index generated returns of this magnitude on a calendar year basis, i.e., up 32% in 2013, 26% in 2009, and 29% in 2003.  Perhaps just as surprisingly, the returns were achieved with minimal volatility.  The intra-year drawdown over the 12-month period was only 5.7% versus an average of 14.4% over the last 34 years. There remains plenty to worry about (e.g., China’s economic model, Russian sabre rattling, slow economic growth, government debt, Fed tapering, just to name a few) but those investors that remain in the U.S. domestic stock markets appear to have taken a “What, me worry?” approach.

Few investors have had the wherewithall to remain in the U.S. stock market during the past seven years. Withdrawals from equity mutual funds have totaled more than $600 billion cumulatively since January of 2007.  U.S. domestic equity funds saw a modest inflow in calendar year 2013, i.e., less than $20 billion.

After the returns of the past year, one would expect to find evidence of investor euphoria. On the contrary, investors still seem reluctant to jump into the U.S. stock market; we appear to be dealing with a continuation of the malaise from the financial crisis.  Investors have more financial options available to them than at any other time in history and they appear to be gravitating toward the vast array of alternative investments in lieu of U.S. domestic stocks.

A return of investors to U.S. stocks is a theme we pinpointed as a catalyst in our last annual letter.  While 2013 saw the first year of inflows in the last seven years, we would still look to new inflows as a potential catalyst to push the markets higher.

The companies of the S&P 500 Index trade at about 15 times 2014 estimated earnings, right in the middle of the average range over the past 20 years.  Stocks appear to be neither compellingly inexpensive nor are they very rich.  Valuation is not likely going to be a driver of future returns.  That does not mean that multiples cannot expand from here—as it’s likely they will—but we would not use valuation as the justification for equity investment in general.

The odds are against the returns of the past year being replicated in the next 12 months but we see no reason for the bull market to end right now.  The economy continues to chug along at a slow but positive pace while corporations and individuals have the healthiest balance sheets in recent memory.  Unemployment is falling and capital expenditures are starting to rise.  Given the slack that is still present in the U.S. economy we see plenty of room for growth and little reason for a significant economic decline.

While investment opportunities are not as plentiful as they were in the immediate aftermath of the financial crisis, we are still finding compelling investments.  With patient discipline we continue to wade through financial reports and SEC filings to find opportunity where others see only risk.

As of December 2012, in a  study entitled "Quantitative Analysis of Investor Behavior" conducted by the research firm DALBAR, Inc., for the trailing 20 years ending December 31, 2011, the average investor** in mutual funds realized a return of just 2.3% annualized.  During that same time period, the S&P 500 Index returned 8.2% per annum and inflation as measured by the CPI returned 2.5% per annum.  The average investor likely fell short of inflation because of their belief that they could somehow guess the market’s direction.  By continually purchasing the most recent best performing asset and selling the asset with the poorest performance, many found themselves selling low and buying high.  We believe this phenomenon gives credence to irrational markets and value investing, and more importantly, validates the need for active equity management.

An important tenet of the Snow Capital Management L.P. (“Snow Capital” or the “Firm”) investment process is that we do not time the market.  We stay fully invested at all times.  Being fully invested when an unexpected market moving event produces short-term losses can be difficult to endure, but one does not realize long-term returns by continually trying to guess the next market move.  Real wealth is built over long periods of time by sticking to an investment discipline in good times and bad.

Snow Capital offers mutual funds that provide an investor the opportunity to leverage the Firm’s value investing process, our resources as an institutional investor, and our professional investment discipline.  The funds all utilize the same investment process. Your financial professional can help you determine which fund is best suited to you.

Thank you for choosing Snow Capital.

Snow Capital Focused Value Fund

How did the Fund perform?

With inception of the Fund being March 28, 2013, all returns for the fiscal year cover an 11-month time frame.  For the period ending February 28, 2014, the Class I shares return was 34.80% compared to a return of 19.16% for the Russell 1000 Value Total Return Index.  For the six month period ended February 28, 2014, the Class I shares for the Snow Capital Focused Value Fund recorded a return of 23.84% compared to a return of 13.46% for the Russell 1000 Value Total Return Index.

How is the Fund managed?

Snow Capital invests using a contrarian relative value process that is rooted in fundamental analysis and behavioral finance.  The Focused Value portfolio includes a concentrated group of 18 to 24 stocks that is assembled using a collaborative approach, with weekly input from analysts and portfolio managers.  Positions are conviction weighted to reflect potential upside and near-term catalysts.

Comments on the market environment during the period

The year 2013 was filled with negative news stories like any other year: political stalemates, volatility in the Middle East, emerging market concerns, recessions in mature economies, and devastating natural disasters. And yet, the U.S. equity markets climbed the wall of worry and went on to hit a new all-time high, with surprisingly low volatility.  Although many focused solely on rising stock prices throughout the period, underlying market fundamentals also improved, in turn, helping support the market’s upward momentum.

Top Positive Contributors to the Fund’s Return

For the time period, Financials, Energy, Industrials, and Consumer Discretionary added the most to overall performance.

The Fund’s top contributor was MetLife (MET), a market leader in the life insurance industry.  MET reported strong operating results and hit the low end of its 2016 return-on-equity goals of 12 to 14% through solid underwriting, robust equity markets, and expense control.  MET sits with over $4 billion of excess capital while management and investors alike await a regulatory environment favoring returns of capital, most likely through share repurchase.  Genworth Financial (GNW), another large multi-line insurance company improved return-on-equity through higher pricing in long-term care and lower losses in the U.S. mortgage insurance business.  Hartford Financial Services (HIG) benefited from higher interest rates and favorable pricing in Property & Casualty.  A recently announced capital management plan will return $2.7 billion of capital to shareholders in the form of share-repurchases and debt repayment.  Royal Caribbean Cruises (RCL) had a strong year with solid booking results in Asia, the EU, and Australia.  RCL has done well to manage costs and raise on-board spending, resulting in net yield expansion.   The Concordia disaster in Europe and Carnival Cruise issues abroad haven’t tempered the demand for RCL’s cruise experiences as much as some analysts had feared.  Finally, Nabors Industries (NBR), an oil and gas driller benefited from improved demand in the U.S. and strong international margins.

Top Detractors from the Fund’s Return

Over the time period, no single sector detracted from the Fund’s overall performance.  In order of magnitude, the worst performing stock was Big Lots (BIG), a discount closeout retailer.  Shares fell precipitously after announcing plans to exit its underperforming Canadian segment in December.  Sluggish holiday sales in the U.S. were also below expectation.  The Fund no longer holds this position.  Community Health Systems (CYH) experienced lower admissions, higher bad debts and an unfavorable payer mix. A long, drawn-out acquisition of Health Management Associates (HMA) was approved by shareholders in January after initially being announced 6 months prior.  Phillips 66 (PSX), an oil refining, marketing, and transportation company, declined due to weaker crack spreads.  Bank of America Corp (BAC), a new Fund holding, detracted from performance after an $8.5 billion mortgage bond settlement was upheld by a New York state judge, reigniting fears of further litigation costs.

Were there significant changes to the portfolio?

As of February 28th, 2014, the Fund held an overweight position in the Consumer Discretionary, Energy, Industrials, and Materials sectors compared to the Russell 1000 Value Index.  The Fund held below average positions in the Consumer Staples, Financials, Utilities, and Telecomm sectors.

Since the Fund’s inception, we have reduced our exposure to the Information Technology, Financials, Industrials, Health Care, and Consumer Discretionary sectors and increased our investments in the Energy, Utilities, and Materials sectors.  We currently hold no positions in the Telecomm or Consumer Staples sectors.

Snow Capital Focused Value Fund (Continued)

Comments on the Fund’s Five Largest Holdings

British Petroleum (BP)

A dominant global energy company moving past a crisis, we believe the stock’s valuation reflects the risk and we are confident that the issues will be resolved without threatening the company’s balance sheet.  Excellent cash flow has set the stage for higher margin production in the future.

J.P. Morgan Chase (JPM)

After navigating the financial crisis and a slew of negative headlines under the leadership of CEO Jamie Dimon, JPM remains the premier lender in the banking industry.  With stable credit trends and a well-capitalized balanced sheet, JPM is positioned to benefit from rising interest rates, further market share gains, and improving investor sentiment.

MetLife (MET)

A market leader in the life insurance industry, MET will continue to benefit from rising interest rates, higher savings rates, and demand for life and variable annuity products.  The company is well capitalized and trades at a cheap valuation.

Rio Tinto (RIO)

RIO is an international mining company with interests in iron ore, copper, aluminum, and other metals.  The company boasts some of the best iron ore assets and infrastructure in the world and is a low cost producer.  With 60% of China’s population living in areas that are still in the early stages of urbanization, RIO is in a position to supply China with iron ore to build out its inner provinces.  Management has recently focused on disciplined capital allocation.

Hartford Financial Services (HIG)

Once one of the largest life insurance companies in the United States, Hartford Financial Services Group has transformed itself into a stable property and casualty business focused on personal lines, small business, and middle markets. HIG’s new management team is focused on risk control, expense reduction, improved underwriting, and capital returns for shareholders.

Snow Capital Hedged Equity Fund

How did the Fund perform?

With inception of the Fund being March 28, 2013, all returns for the fiscal year cover an 11-month time frame.  For the period ending February 28, 2014, the Snow Capital Hedged Equity Fund Class I shares return was 21.18% compared to a return of 21.33% for the S&P 500 Total Return Index, 19.32% for the Russell 3000 Value Total Return Index, and 7.52% for the HFRX Equity Hedge Index.  For the six month period ended February 28, 2014, the Snow Capital Hedged Equity Fund Class I shares recorded a return of 16.52% compared to a return of 15.07% for the S&P 500 Total Return Index, 13.68% for the Russell 3000 Value Total Return Index, and 7.32% for the HFRX Equity Hedge Index.

How is the Fund managed?

We employ a contrarian relative value process that is rooted in fundamental analysis and behavioral finance.  The Hedged Equity Fund will invest primarily in equity securities, that Snow Capital believes are undervalued and selling short equity securities the Firm believes are overvalued.

Under normal market conditions, the Fund will invest approximately 80 to 100% of its net assets in long equity securities, or other similar investments.  Using a bottom-up approach that seeks to identify companies that the Firm believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion leading to higher stock price valuations.  The fund may invest in securities of companies of any size and is not managed toward sector or industry weights.

The Fund will also sell securities short.  Under normal market conditions, short sales will typically represent 20 to 40% of net assets.  The Fund will employ short positions in an attempt to increase returns and/or to reduce risk.  Short sales are placed after performing a bottom-up approach, and it is believed that the price of a particular security is overvalued.

Comments on the market environment during the period

The year 2013 was filled with negative news stories like any other year: political stalemates, volatility in the Middle East, emerging market concerns, recessions in mature economies, and devastating natural disasters. And yet, the U.S. equity markets climbed the wall of worry and went on to hit a new all-time high, with surprisingly low volatility.  Although many focused solely on rising stock prices throughout the period, underlying market fundamentals also improved, in turn, helping support the market’s upward momentum.

Top Positive Contributors to the Fund’s Return

For the time period, the Financials, Energy, Consumer Discretionary, and Industrials sectors contributed the most to overall performance.

The Fund’s top contributor was Royal Caribbean Cruises (RCL), which had a strong year with solid booking results in Asia, the EU, and Australia.  RCL has done well to manage costs and raise on-board spending, resulting in net yield expansion.   The Concordia disaster in Europe and Carnival Cruise issues abroad haven’t tempered the demand for RCL’s cruise experiences as much as some analysts had feared.  Genworth Financial (GNW), a diversified multi-line insurance company, was a strong performer.  GNW is improving their return on equity through higher pricing in long-term care and lower losses in the U.S. mortgage insurance business.  Hewlett-Packard Company (HPQ), led by CEO Meg Whitman, was able to stabilize nearly every line of the business after several quarters of large declines.  MetLife (MET) is a market leader in the life insurance industry that benefitted from the improving interest rate environment during 2013.  The company reported strong operating results and hit the low end of its 2016 return-on-equity goals of 12 to 14% through solid underwriting, robust equity markets, and expense control.  MET sits with over $4 billion of excess capital while management and investors alike await a regulatory environment favoring returns of capital, most likely through share repurchase.  Hartford Financial Services (HIG) saw strong pricing trends in their Property & Casualty business with a 2013 return-on-equity of 8.6% and growing into 2014.  A recently announced capital management plan will return $2.7 billion of capital to shareholders in the form of share-repurchases and debt repayment.

Snow Capital Hedged Equity Fund (Continued)

Top Detractors from the Fund’s Return

For the time period, the selected Consumer Staples detracted from overall performance.

In order of magnitude, Big Lots (BIG) was the Fund’s greatest detractor.  Shares fell precipitously after announcing plans to exit its underperforming Canadian segment in December.  Sluggish holiday sales results contributed to the detraction.  The Fund no longer holds this position.  Community Health Systems (CYH) detracted on lower admissions, where weak volumes combined with higher bad debts and an unfavorable payer mix negatively impacted operations. A long, drawn-out acquisition of Health Management Associates (HMA) was approved by shareholders in January after initially being announced 6 months prior.  The Industrial Select Sector SPDR (XLI), a short position, underperformed as the Industrial sector rose throughout the year with improved macroeconomic data and rising equity markets.  The Consumer Discretionary Select Sector SPDR (XLY), another short position, detracted from performance as the Consumer Discretionary sector increased throughout the year with rising equity markets and an increase in discretionary spending.  The Technology Select Sector SPDR (XLK), another short position, detracted from performance as the Technology sector delivered a strong year of returns led by Google (GOOG), Apple (AAPL), and Microsoft (MSFT).

Were there significant changes to the portfolio?

As of February 28th, 2014, the Fund held an overweight position in the Consumer Discretionary, Information Technology, and Healthcare sectors compared to the Russell 3000 Value.  The Fund held below average positions in the Financials, Telecommunications, Energy, and Consumer Staples sectors.

Comments on the Fund’s Five Largest Holdings

Community Health Systems (CYH)

CYH is an excellent hospital operator who will benefit from integration synergies and increased access to health insurance.  Long-term demographic are favorable, and healthcare reform should facilitate the reimbursement process and reduce exposure to bad debt.

Kennametal Inc (KMT)

A provider of custom and standard wear-resistant solutions for industrial and infrastructure applications, KMT has customers in a broad array of end markets.  Significant exposure to the growing aerospace, oil & gas, and construction industries provides solid future growth drivers.

British Petroleum (BP)

A dominant global energy company moving past a crisis, we believe the stock’s valuation reflects the risk and we are confident that the issues will be resolved without threatening the company’s balance sheet.  Excellent cash flow has set the stage for higher margin production in the future.

Target Corp (TGT)

Target operates general merchandise and food discount stores in the United States along with a fully integrated online business.  Brand awareness is among the best-in-class, and TGT has an opportunity to build momentum internationally after recently expanding into Canada.

Spirit AeroSystems (SPR)

A designer and manufacturer of aero structures, SPR is well positioned as the global airline fleet ages, emerging market orders increase, and airline traffic continues to grow.

Snow Capital Market Plus Fund

How did the Fund perform?

With inception of the Fund being March 28, 2013, all returns for the fiscal year cover an 11-month time frame.  For the period ending February 28, 2014, the return for Class I shares was 27.05% compared to a return of 19.32% for the Russell 3000 Value Total Return Index.  For the six month period ended February 28, 2014, the Snow Capital Market Plus Fund Class I shares recorded a return of 18.19% compared to a return of 13.68% for the Russell 3000 Value Total Return Index.

How is the Fund managed?

The Snow Capital Market Plus Fund typically maintains a portfolio of 50 to 80 U.S.-listed securities.  The Fund invests approximately 50% of its net assets in equity securities of companies that are among the top 300 securities by weighting in the Russell 3000 Value Index. The Fund invests in each of the top 20 securities by weighting in the Russell 3000 Value Index.  We use fundamental analysis and valuation techniques to determine an optimum weight for each position.

With respect to its remaining 50% of assets, the Fund mirrors the Snow Capital Focused Value strategy. Snow Capital invests using a contrarian relative value process that is rooted in fundamental analysis and behavioral finance.  The Focused Value strategy’s portfolio includes a concentrated group of 18 to 24 stocks that is assembled using a collaborative approach, with weekly input from analysts and portfolio managers.  Positions are conviction weighted to reflect potential upside and near-term catalysts.

Comments on the market environment during the period

The year 2013 was filled with negative news stories like any other year: political stalemates, volatility in the Middle East, emerging market concerns, recessions in mature economies, and devastating natural disasters. And yet, the U.S. equity markets climbed the wall of worry and went on to hit a new all-time high, with surprisingly low volatility.  Although many focused solely on rising stock prices throughout the period, underlying market fundamentals also improved, in turn, helping support the market’s upward momentum.

Top Positive Contributors to the Fund’s Return

For the time period, Financials, Energy, Industrials, and Health Care sectors added the most to overall performance.

The Fund’s top contributor was Nabors Industries (NBR), the largest land driller in the world, which benefitted from improved U.S. rig demand and record international margins.  Genworth Financial (GNW), a large multi-line insurance company, positively contributed as they improved their return-on-equity through higher pricing in long-term care and lower losses in the U.S. mortgage insurance business.  GNW also benefitted from improving interest rates throughout much of 2013.  MetLife (MET), another insurance company that benefitted from the improving interest rate environment during 2013, reported strong operating results and hit the low end of its 2016 return-on-equity goals of 12 to 14% through solid underwriting, robust equity markets, and expense control.  MET sits with over $4 billion of excess capital while management and investors alike await a regulatory environment favoring returns of capital, most likely through share repurchase.  Hartford Financial Services (HIG) saw strong pricing trends in their Property & Casualty business with a 2013 return-on-equity of 8.6% and growing into 2014.  A recently announced capital management plan will return $2.7 billion of capital to shareholders in the form of share repurchases and debt repayment.  J.P. Morgan Chase (JPM) outperformed after navigating a slew of negative headlines while maintaining sufficient capital ratios.

Top Detractors from the Fund’s Return

For the time period, Telecommunications was the only sector that detracted from overall performance.  The top detractor for the time period was Big Lots (BIG), a discount closeout retailer.  Shares fell precipitously after announcing plans to exit its underperforming Canadian segment in December.  Sluggish holiday sales results contributed to the detraction.  The Fund no longer holds this position.  Community Health Systems (CYH) detracted on lower admissions, where weak volumes combined with higher bad debts and an unfavorable payer mix negatively impacted operations. A long, drawn-out acquisition of Health Management Associates (HMA) was approved by shareholders in January after initially being announced six months prior.  Phillips 66 (PSX), an oil refining, marketing, and transportation company, reported poor fourth quarter performance in the Atlantic Basin along with increased operating costs from a major turnaround at the Bayway refinery.  PSX is a new holding in the Fund.  AT&T Inc (T) tracked the Telecommunications sector, detracting slightly, and also saw shares fall as T-Mobile (TMUS) gained market share.  The Southern Company (SO), a public utility holding company, has underperformed the utility segment due to cost overruns at their Kemper Country IGCC project and a sustained trend of soft power demand in the summer of 2013.

Snow Capital Market Plus Fund (Continued)

Were there significant changes to the portfolio?

As of February 28th, 2014, the Fund held an overweight position in the Energy, Health Care, and Information Technology sectors compared to the Russell 3000 Value Index.  The Fund held below average positions in the Financials, Consumer Staples, and Utilities sectors.

Since the Fund’s inception, we have reduced our exposure to the Consumer Staples, Consumer Discretionary, Financials, Industrials, Telecommunications, and Information Technology sectors and increased our investments in the Energy, Health Care, Utilities, and Materials sectors.

Comments on the Fund’s Five Largest Holdings

J.P. Morgan Chase (JPM)

After navigating the financial crisis and a slew of negative headlines under the leadership of CEO Jamie Dimon, JPM remains the premier lender in the banking industry.  With credit trends stabilized and a well-capitalized balanced sheet, JPM should benefit from rising interest rates. We believe much of JPM’s legal woes are behind the firm and that investor sentiment will improve over time.

British Petroleum (BP)

A dominant global energy company moving past a crisis, we believe the stock’s valuation reflects the risk and we are confident that the issues will be resolved without threatening the company’s balance sheet.  Excellent cash flow has set the stage for higher margin production in the future.

Bank of America Corp (BAC)

One of the largest financial institutions in the United States, BAC has recently bolstered capital levels and simplified its business model.  Currently with one of the strongest consumer franchises in the country, BAC has a significant opportunity to grow internationally.

MetLife (MET)

A market leader in the life insurance industry, MET will continue to benefit from rising interest rates, higher savings rates, and demand for life and variable annuity products.  The company is well-capitalized and trades at a cheap valuation.

Rio Tinto (RIO)

RIO is an international mining company with interests in iron ore, copper, aluminum, and other metals.  The company boasts some of the best iron ore assets and infrastructure in the world and is a low cost producer.  With 60% of China’s population living in areas that are still in the early stages of urbanization, RIO is in a position to supply China with iron ore to build out its inner provinces.  Management has recently focused on disciplined capital allocation.

Snow Capital Inflation Advantaged Fund

How did the Fund perform?

With inception of the Fund being March 28, 2013, all returns for the fiscal year cover an 11-month time frame.  For the period ending February 28, 2014, the Snow Capital Inflation Advantage Fund Class I shares return was 19.10%% compared to a return of 22.46% for the Russell 3000 Total Return Index.  For the six month period ended February 28, 2014, the Snow Capital Inflation Advantage Fund Class I shares recorded a return of 15.63% compared to a return of 15.84% for the Russell 3000 Total Return Index.

How is the Fund managed?

Snow Capital invests using a contrarian relative value process that is rooted in fundamental analysis and behavioral finance, seeking to yield a portfolio that is amply diversified across a wide spectrum of economic classifications and sectors.  The Snow Capital Inflation Advantage Fund typically maintains a portfolio between 30 and 50 securities with a focus on companies who may prosper from inflation, evidenced by growing revenues, expanding margins, or other drivers of income.  Inflation may be driven by macroeconomic factors, but it can also be company or sector specific, enabling a broad array of investment candidates in any economic environment.  Under normal market conditions, at least 80% of the Fund’s net assets are invested in equity securities of companies with market capitalizations greater than $1 billion, and up to 15% of its net assets may be invested in U.S. Government or U.S agency obligations.

Comments on the market environment during the period

The year 2013 was filled with negative news stories like any other year: political stalemates, volatility in the Middle East, emerging market concerns, recessions in mature economies, and devastating natural disasters. And yet, the U.S. equity markets climbed the wall of worry and went on to hit a new all-time high, with surprisingly low volatility.  Although many focused solely on rising stock prices throughout the period, underlying market fundamentals also improved, in turn, helping support the market’s upward momentum.

Top Positive Contributors to the Fund’s Return

For the time period, the Financials, Energy, Health Care, and Materials added the most to overall performance.

Hartford Financial Services (HIG), a multi-line insurance company, benefited from higher interest rates and favorable pricing trends in their Property & Casualty business with a 2013 return-on-equity of 8.6% and growing into 2014.  A recently announced capital management plan will return $2.7 billion of capital to shareholders in the form of share-repurchases and debt repayment.  MetLife (MET), another insurance company that benefitted from the improving interest rate environment during 2013, reported strong operating results and hit the low end of its 2016 return-on-equity goals of 12-14% through solid underwriting, robust equity markets, and expense control.  MET sits with over $4 billion of excess capital while management and investors alike await a regulatory environment favoring returns of capital, most likely through share repurchase.  Johnson Controls (JCI) outperformed on the strength of the automotive markets in 2013 combined with management execution on past restructuring efforts.  A sizeable unexpected share repurchase announcement in November also added value to the Fund.  Nabors Industrials (NBR) and oil and gas driller, benefited from improved demand in the U.S. and strong international margins.  Baker Hughes (BHI), a leading integrated oil servicing company, saw accelerated growth internationally after restricting actions in Brazil.  Pressure pumping improvements in North America bolstered sales and margin expansion.

Top Detractors from the Fund’s Return

Over the time period, no single sector detracted from overall performance.  In order of magnitude, the worst performing stock was Newmont Mining Corp (NEM), a gold producer that detracted as the price of gold fell along with increases in production costs.  Noble Corporation (NE) disappointed after concerns over the near-term demand for off-shore drilling rigs following a period of high growth.  Patterson-UTI Energy (PTEN) traded lower on weaker rates for rigs and a fundamental oversupply of the pressure pumping market, which led to price decreases.  The Mosaic Company detracted from performance after the international potash market was disrupted during the summer, 2013, which led to a fall in global prices.  Community Health Systems (CYH) detracted on lower admissions, where weak volumes combined with higher bad debts and an unfavorable payer mix negatively impacted operations. A long, drawn-out acquisition of Health Management Associates (HMA) was approved by shareholders in January after initially being announced six months prior.

Snow Capital Inflation Advantaged Fund (Continued)

Were there significant changes to the portfolio?

As of February 28th, 2014, the Fund held an overweight in the Materials, Energy, Financials, and Consumer Staples sectors compared to the Russell 3000 Index.  The Fund held below average positions in the Information Technology, Consumer Discretionary, Telecommunications, and Industrials sectors.

Since the Fund’s inception, we have reduced our exposure to the Materials, Information Technology, Financials, and Consumer Discretionary sectors and increased our investments in the Telecommunications, Health Care, Consumer Staples, and Energy sectors.  We currently hold no position within the Telecommunications and Information Technology sectors.

Comments on the Fund’s Five Largest Holdings

Hartford Financial Services (HIG)

Once one of the largest life insurance companies in the United States, Hartford Financial Services Group has transformed itself into a stable property and casualty business focused on personal lines, small business, and middle markets. HIG’s new management team is focused on risk control, expense reduction, improved underwriting, and capital returns for shareholders.

MetLife (MET)

A market leader in the life insurance industry, MET will continue to benefit from rising interest rates, higher savings rates, and demand for life and variable annuity products.  The company is well capitalized and trades at a cheap valuation.

Nabors Industries (NBR)

The largest land drilling contractor in the world and one of the largest well-servicing and workover contractors in North America, NBR is involved in every phase of the life of an oil or gas well.

British Petroleum (BP)

A dominant global energy company moving past a crisis, we believe the stock’s valuation reflects the risk and we are confident that the issues will be resolved without threatening the company’s balance sheet.  Excellent cash flow has set the stage for higher margin production in the future.

Rio Tinto (RIO)

RIO is an international mining company with interests in iron ore, copper, aluminum, and other metals.  The company boasts some of the best iron ore assets and infrastructure in the world and is a low cost producer.  With 60% of China’s population living in areas that are still in the early stages of urbanization, RIO is in a position to supply China with iron ore to build out its inner provinces.  Management has recently focused on disciplined capital allocation.

Snow Capital Dividend Plus Fund

How did the Fund perform?

With inception of the Fund being March 28, 2013, all returns for the fiscal year cover an 11-month time frame.  For the period ending February 28, 2014, the Class I shares return was 22.61% compared to a return of 19.16% for the Russell 1000 Value Total Return Index.  For the six month period ended February 28, 2014, the Snow Capital Dividend Plus Fund Class I shares recorded a return of 16.22% compared to a return of 13.46% for the Russell 1000 Value Total Return Index.

How is the Fund managed?

Snow Capital invests using a contrarian relative value process that is rooted in fundamental analysis and behavioral finance.  The Dividend Plus Fund builds on our bottom-up value process with an emphasis on both income and capital appreciation.  The portfolio consists of 40-70 investments that are weighted according to total expected return with up to 25% invested in foreign equity or fixed income.

Comments on the market environment during the period

2013 was filled with negative news stories like any other year: political stalemates, volatility in the Middle East, emerging market concerns, recessions in mature economies, and devastating natural disasters. And yet, the U.S. equity markets climbed the wall of worry and went on to hit a new all-time high, with surprisingly low volatility.  Although many focused solely on rising stock prices throughout the period, underlying market fundamentals also improved, in turn, helping support the market’s upward momentum.

Top Positive Contributors to the Fund’s Return

For the time period, the Financials, Energy, Health Care, and Information Technology added the most to overall performance.

The Fund’s top contributor was Royal Caribbean Cruises (RCL), which had a strong year with solid booking results in Asia, the EU, and Australia.  RCL has done well to manage costs and raise on-board spending, resulting in net yield expansion.   The Concordia disaster in Europe and Carnival Cruise issues abroad haven’t tempered the demand for RCL’s cruise experiences as much as some analysts had feared.  Microsoft (MSFT) has been able to navigate the poor PC environment better than its peers, and posted three quarters of earnings above analyst expectations for the year.  The announced departure of CEO Steve Ballmer also boosted shares.  MetLife (MET), a market leader in the life insurance industry, reported strong operating results and hit the low end of its 2016 return-on-equity goals of 12-14% through solid underwriting, robust equity markets, and expense control.  MET sits with over $4 billion of excess capital while management and investors alike await a regulatory environment favoring returns of capital, most likely through share repurchase. MET was also a beneficiary of the improving interest rate environment during 2013.  Teva Pharmaceuticals (TEVA) recently appointed a new CEO and pledged to overhaul their board of directors.  The company continues to deliver on their $2B cost improvement goal, which should help offset increased competition for Copaxone, their market leading multiple sclerosis drug.  WellPoint (WLP), a diversified managed care company, saw steady gains throughout the year as lower utilization led to lower medical costs.  A new management team has been a positive for the stock, and WLP’s $20 billion fixed income portfolio benefitted from rising interest rates throughout much of 2013.

Top Detractors from the Fund’s Return

Over the time period, Telecomm was the only sector to detract from performance.  In order of magnitude, the worst performing holding was Annaly Capital Management (NLY), a real estate investment trust.  NLY was negatively impacted by the Federal Reserve unwinding QE3, and the company has since diversified away from agency mortgage backed securities and into commercial loans.  KBR Inc (KBR), a leading global engineering and construction services company, fell after reporting disappointing fourth quarter results and issuing forward guidance that was below analyst expectations.  A delay in closing two LNG projects also negatively affected earnings for KBR.  Bank of America Preferred Series L Convertible Preferred (BAC 7.25%) fell as the interest rate environment improved during 2013.  FirstEnergy Corp (FE), a diversified energy company operating in the Ohio Valley, detracted after an increase in new proposed plants caused forward electric prices to drop.  FE stood to gain from coal plant retirements, but competition from planned natural gas fueled facilities along with imports from neighboring markets reduced market prices.  Rogers Communications (RCI) also negatively impacted performance over the time period due to two consecutive quarters of earnings disappointments coupled with lingering concerns about the impact of Verizon (VZ) entering into the Canadian market.

Snow Capital Dividend Plus Fund (Continued)

Were there significant changes to the portfolio?

As of February 28th, 2014, the Fund held an overweight position in the Information Technology, Telecom, Materials, and Consumer Discretionary sectors compared to the Russell 1000 Value.  The Fund held below average positions in the Industrials, Health Care, Financials, and Consumer Staples sectors.

Since the Fund’s inception, we have reduced our exposure to the Industrials, Consumer Staples, Energy, Consumer Discretionary, and Utilities sectors and increased our investments in the Telecomm, Information Technology, Financials, and Materials sectors.

Comments on the Fund’s Five Largest Holdings

J.P. Morgan Chase (JPM)

After navigating the financial crisis and a slew of negative headlines under the leadership of CEO Jamie Dimon, JPM remains the premier lender in the banking industry.  With credit trends stabilized and a well-capitalized balanced sheet, JPM should benefit from rising interest rates. We believe much of JPM’s legal woes are behind it and that investor sentiment will improve over time.

Teva Pharmaceuticals (TEVA)

The world’s largest generic pharmaceuticals company with an expanding specialty drug portfolio, TEVA is poised to benefit from an aging industrialized population in conjunction with governments under pressure to slow rising health care costs.

Annaly Capital Management (NLY)

A real estate investment trust, NLY pays out at least 90% of its taxable income in the form of shareholder dividends.  While NLY’s portfolio has been negatively impacted through the unwinding of Quantitative Easing, management has done well to manage exposure to mortgage backed securities in a rising interest rate environment.  NLY boasts a stable forward dividend yield of greater than 10%.

Verizon Communications (VZ)

Verizon holds a strong position in the wireless space attributable to their overall network quality, and should see growth driven by 4G smartphones and tablets, wireless video, and machine-to-machine applications.  Substantial free cash flow will be directed towards deleveraging the balance sheet and paying the 4.5% dividend.

Microsoft Corp (MSFT)

The world’s most successful software company, MSFT has re-organized their internal structure and now has less profit tied to the struggling PC market.  Microsoft Office remains the dominant software platform in the commercial sector and we like the company’s prospects as computing shifts to a cloud-based model.

Snow Capital Mid Cap Value Fund

How did the Fund perform?

With inception of the Fund being March 28, 2013, all returns for the fiscal year cover an 11-month time frame.  For the period ending February 28, 2014, the Snow Capital Mid Cap Value Fund Class I shares return was 29.89%, compared to a return of 20.58% for the Russell 2500 Value Total Return Index.  For the six month period ended February 28, 2014, the Snow Capital Mid Cap Value Fund Class I shares recorded a return of 19.77% compared to a return of 16.79% for the Russell 2500 Value Total Return Index.

How is the Fund managed?

We employ a contrarian value process rooted in the fundamental analysis of individual companies to build a portfolio of investments.  The Snow Capital Mid Cap Value Fund typically maintains a portfolio between 30 to 50 U.S.-listed equities.  We weight position sizes based upon our assessment of upside potential and near-term catalysts.  The Fund draws at least 80% of its investments from companies with market capitalizations between $3 billion and $25 billion.

Comments on the market environment during the period

The year 2013 was filled with negative news stories like any other year: political stalemates, volatility in the Middle East, emerging market concerns, recessions in mature economies, and devastating natural disasters. And yet, the U.S. equity markets climbed the wall of worry and went on to hit a new all-time high, with surprisingly low volatility.  Although many focused solely on rising stock prices throughout the period, underlying market fundamentals also improved, in turn, helping support the market’s upward momentum.

Top Positive Contributors to the Fund’s Return

For the year, Financials, Health Care, Industrials, and Consumer Discretionary added the most to overall performance.

In order of magnitude, the best performing stock for the year was Endo International (ENDP).  Endo benefited from the acquisition of Paladin Labs, which will enable ENDP to further diversify across products and geographies.  ENDP also did well to manage costs ahead of anticipated competition for generic products.  Defense contractor General Dynamics (GD) Corporation was the second largest contributor, as it was able to generate positive earnings surprises despite headwinds from U.S. budget cuts and the government shutdown.  Genworth Financial (GNW), a diversified multi-line insurance company, was a strong performer.  GNW is improving their return on equity through higher pricing in long-term care and lower losses in the U.S. mortgage insurance business.  Managed care provider WellPoint Inc. (WLP) was a beneficiary of a new management team, better than expected earnings, and rising investor sentiment related to the implementation of the Affordable Care Act.  Rounding out the top five was Hartford Financial Services (HIG), which saw strong pricing trends in their Property & Casualty business with a 2013 return-on-equity of 8.6% and growing into 2014.  A recently announced capital management plan will return $2.7 billion of capital to shareholders in the form of share repurchases and debt repayment.

Top Detractors from the Fund’s Return

For the full year, no sector had negative overall performance.  In order of magnitude, the worst performing stock over the last year was Big Lots (BIG).   Shares fell precipitously after announcing plans to exit its underperforming Canadian segment in December.  Sluggish holiday sales results contributed to the detraction.  The Fund no longer holds this position.   KBR Inc. (KBR), a leading global engineering and construction services company, fell after reporting disappointing fourth quarter results and issuing forward guidance that was below analyst expectations.  A delay in closing two LNG projects also negatively affected earnings for KBR.  Valero Energy (VLO) underperformed due to shifting sentiment towards the refining industry and we exited our position in the Company’s shares.  Community Health Systems (CYH) detracted on lower admissions, where weak volumes combined with higher bad debts and an unfavorable payer mix negatively impacted operations. A long, drawn-out acquisition of Health Management Associates (HMA) was approved by shareholders in January after initially being announced 6 months prior.  Newmont Mining (NEM) shares detracted as the price of gold fell along with increases in production costs.

Snow Capital Mid Cap Value Fund (Continued)

Were there significant changes to the portfolio?

As of February 28th, 2014, the Fund held an overweight in the Energy, Consumer Discretionary, Health Care and Industrials sectors compared to the Russell 2500 Value Index.  The Fund held below average positions in the Financials, Utilities, Information Technology and Telecommunications sectors.

Since the Fund’s inception, we have reduced our exposure to the Health Care, Energy, Information Technology, Financials, Consumer Staples, and Materials sectors and increased our investments in the Industrials, Consumer Discretionary, and Utilities sectors.  We currently hold no position within the Telecommunications sector.

Comments on the Fund’s Five Largest Holdings

First Niagara Financial Group (FNFG)

A regional bank with branches throughout the northeast, FNFG boasts stellar credit metrics and a well-diversified balance sheet.  With a footprint exposed to energy and manufacturing, FNFG has been able to grow faster than their peers who have focused on real estate lending.

Kohl’s Corporation (KSS)

Kohl’s is a family-focused, value-oriented specialty department store offering moderately priced apparel, shoes, accessories, beauty, and home products.  KSS operates 1,158 stores in 49 states.  Kohl’s also offers online shopping as well as store credit cards.

Nabors Industries (NBR)

The largest land drilling contractor in the world and one of the largest well-servicing and workover contractors in North America, NBR is involved in every phase of the life of an oil or gas well.

Macy’s Inc. (M)

One of the nation’s premier retailers, operating 840 department stores in 45 states under than names Macy’s and Bloomingdale’s.  Macy’s stores sell a wide range of merchandise, including men’s, women’s, and children’s apparel and accessories, cosmetics, home furnishings and other consumer goods.  The Company also operates direct mail catalog and electronic commerce subsidiaries.

Hartford Financial Services (HIG)

Once one of the largest life insurance companies in the United States, Hartford Financial Services Group has transformed itself into a stable property and casualty business focused on personal lines, small business, and middle markets. HIG’s new management team is focused on risk control, expense reduction, improved underwriting, and capital returns for shareholders.

** The DALBAR, Inc. study defines the "Average Investor" as follows: The average investor refers to the universe of all mutual fund investors whose actions and financial results are restated to represent a single investor.  This approach allows the entire universe of mutual fund investors to be used as the statistical sample, ensuring ultimate reliability.

Past performance is not a guarantee of future results.

The views expressed herein are solely the opinions of Snow Capital Management L.P.  We make no representations as to their accuracy.  This communication is intended for informational purposes only and does not constitute a solicitation to invest money nor a recommendation to buy or sell certain securities. Equity investments are not appropriate for all investors.  Individual investment decisions should be discussed with a financial advisor.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility.  Investments in foreign securities involve political, economic, and currency risks, greater volatility and differences in accounting methods.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities. Snow Capital Market Plus Fund, Snow Capital Mid Cap Value Fund, Snow Capital Hedged Equity Fund, Snow Capital Inflation Advantaged Fund, Snow Capital Dividend Plus Fund, and Snow Capital Focused Value Fund may use options or futures contracts which have the risks of unlimited losses and the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of the securities prices, interest rates, and currency exchange rates. These investments may not be suitable for all investors.

Please see the Total Return Tables on the following pages for performance information on the Funds’ Class A and Class I shares. The performance information quoted assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235. Investors should consider the investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about the Fund can be found in the Fund’s prospectus. Please read it carefully before investing.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

The S&P 500 Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 3000 Value Index is an unmanaged index of those Russell 3000 companies chosen for their value orientation.  The Russell 3000 Index is an unmanaged index of those Russell 3000 companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market.

The Russell 2000 Value Index is an unmanaged index of those Russell 2000 companies chosen for their value orientation.

The Russell 2500 Value Index is an unmanaged index of those Russell 2500 companies chosen for their value orientation.

The HFRX Equity Hedge Index uses quantitative techniques to maximize representation of the Hedge Fund Universe.

You cannot invest directly in an index.

The Price-to-Earnings (P/E) ratio is calculated as the current price of a stock divided by its trailing twelve month operating earnings per diluted share of equity.

The Price/Book ratio is calculated as the current share price of a stock divided by its book value per diluted share of equity.

The CPI or Consumer price index is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services as defined by the Bureau of Labor Statistics.

Cash flow is calculated as the most recent four quarters of income before extraordinary and discontinued items plus accumulated depreciation and amortization.

Return on Equity or ROE is calculated as net income divided by common stockholders’ equity.

Snow Family of Funds	ANNUAL REPORT

Investment Highlights
February 28, 2014 (Unaudited)

Snow Capital Focused Value Fund

The investment objective of the Fund is long-term growth of capital. The Fund’s principal investment strategy is to invest primarily in equity securities, including common and preferred stocks, convertible securities and shares of other investment companies and exchange-traded funds (“ETFs”) that invest in equity securities, fixed income securities, or other similar investments. Under normal market conditions the Fund will invest at least 80% of its net assets in equity securities of companies with market capitalizations greater than $1 billion.

Snow Capital Hedged Equity Fund

The investment objective of the Fund is long-term growth of capital and protection of investment principal with lower volatility than the U.S. equity market.  The Fund’s principal investment strategy is to invest at least 80% of long net assets in equity securities, including common and preferred stocks, convertible securities and shares of other investment companies and exchange-traded funds (“ETFs”) that invest in equity securities.  The Adviser will utilize short equity positions in individual equity securities and ETFs to reduce the portfolio’s overall market exposure.   The Fund may borrow money from banks or other financial institutions to purchase securities, commonly known as “leveraging,” in an amount not to exceed one-third of its total assets, as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund may invest in equity and/or fixed income securities of companies of any size.  In addition to domestic securities, the Fund may also directly or indirectly invest in foreign equity, including investments in emerging markets.

The percentages in the above graphs are based on the portfolio holdings of the Fund as of February 28, 2014 and are subject to change.

For a detailed break-out of holdings by industry and exchange traded funds by investment type, please refer to the Schedules of Investments.

Snow Family of Funds	ANNUAL REPORT

Investment Highlights
February 28, 2014 (Unaudited)

Snow Capital Market Plus Fund

The investment objective of the Fund is long-term growth of capital.  The Fund’s principal investment strategy is to invest primarily in equity securities, including common and preferred stocks, convertible securities and shares of other investment companies and ETFs that invest in equity securities.  Under normal market conditions, the Fund will invest approximately 80% of its net assets in equity securities of companies that are among the top 300 securities by weighting in the Russell 3000 Value Index.  The Fund will invest in each of the top 20 securities by weighting in the Russell 3000 Value Index.  The Adviser will use fundamental analysis and valuation techniques to determine an appropriate weight for each position.

Snow Capital Inflation Advantaged Equities Fund

The investment objective of the Fund is long-term growth of capital and protection of investment principal.  The Fund’s principal investment strategy is to invest primarily in equity securities, including common and preferred stocks, convertible securities and shares of other investment companies and ETFs that invest in equity securities.

The percentages in the above graphs are based on the portfolio holdings of the Fund as of February 28, 2014 and are subject to change.

For a detailed break-out of holdings by industry and exchange traded funds by investment type, please refer to the Schedules of Investments.

Snow Family of Funds	ANNUAL REPORT

Investment Highlights
February 28, 2014 (Unaudited)

Snow Capital Dividend Plus Fund

The investment objective of the Fund is long-term growth of capital and income.  The Fund’s principal investment strategy is to invest in a diversified portfolio of equities, bonds, preferred stock, and options.  Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities that pay a dividend and are within the market capitalization range of the Russell 1000 Value Index.  With respect to its remaining assets, the Fund may invest in corporate bonds, sovereign bonds, convertible bonds, preferred stocks, or other securities or instruments whose prices are linked to the value of the underlying common stock of the issuer of the securities.  The Fund may have up to 25% of its net assets invested directly or indirectly in foreign equity  securities, including investments in emerging markets.

Snow Capital Mid Cap Value Fund

The investment objective of the Fund is long-term growth of capital.  The Fund’s principal investment strategy is to invest at least 80% of its net assets in equity securities of companies within the market capitalizations range of the Russell Mid Cap Value Index (“mid-cap securities”).  The Fund’s investments in equity securities may include common and preferred stocks, convertible securities and shares of other investment companies and ETFs that invest in equity securities of mid-cap companies.  In addition to equity securities, the Fund may also invest up to 15% of its net assets in U.S. Government or U.S. agency obligations.  The Fund may have up to 20% of its net assets invested directly or indirectly in foreign equity  securities, including investments in emerging markets.

The percentages in the above graphs are based on the portfolio holdings of the Fund as of February 28, 2014 and are subject to change.

For a detailed break-out of holdings by industry and exchange traded funds by investment type, please refer to the Schedules of Investments.

Snow Family of Funds	ANNUAL REPORT

Investment Highlights
February 28, 2014 (Unaudited)

(1)	The Class A shares includes the deduction of the current maximum initial sales charge of 5.25%. The minimum initial investment for Class I shares is $1,000,000.

Returns as of February 28, 2014	Since Inception of March 27, 2013 through February 28, 2014 (2)
Snow Capital Focused Value Fund Class A without sales charge	34.48%
Snow Capital Focused Value Fund Class A with sales charge	27.42%
Snow Capital Focused Value Fund Class I	34.80%
Russell 1000 Value Total Return Index	19.16%

(2)	Not Annualized. With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

The above graph depicts the performance of the Snow Focused Value Fund versus the Russell 1000 Value Total Return Index. The Russell 1000 Value Index is an unmanaged index of those Russell 1000 companies chosen for their value orientation.    Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the Russell 1000 Value Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Snow Focused Value Fund, which will generally not invest in all the securities comprising the index.

Snow Family of Funds	ANNUAL REPORT

Investment Highlights
February 28, 2014 (Unaudited)

(1)	The Class A shares includes the deduction of the current maximum initial sales charge of 5.25%. The minimum initial investment for Class I shares is $1,000,000.

Returns as of February 28, 2014	Since Inception of March 27, 2013 through February 28, 2014 (2)
Snow Capital Hedged Equity Fund Class A without sales charge	20.87%
Snow Capital Hedged Equity Fund Class A with sales charge	14.52%
Snow Capital Hedged Equity Fund Class I	21.18%
S&P 500 Total Return Index	21.33%
HFRX Equity Hedge Index	7.52%

(2)	Not Annualized. With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

The above graph depicts the performance of the Snow Hedged Equity Fund versus the S&P 500 Total Return Index and the HFRX Equity Hedge Index. The S&P 500 Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The HFRX Equity Hedge Index uses quantitative techniques to maximize representation of the Hedge Fund Universe.  Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Total Return Index and the HFRX Equity Hedge Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the indices; so too with the Snow Hedged Equity Fund, which will generally not invest in all the securities comprising the indices.

Snow Family of Funds	ANNUAL REPORT

Investment Highlights
February 28, 2014 (Unaudited)

(1)	The Class A shares includes the deduction of the current maximum initial sales charge of 5.25%. The minimum initial investment for Class I shares is $1,000,000.

Returns as of February 28, 2014	Since Inception of March 27, 2013 through February 28, 2014 (2)
Snow Capital Market Plus Fund Class A without sales load	26.73%
Snow Capital Market Plus Fund Class A with sales load	20.08%
Snow Capital Market Plus Fund Class I	27.05%
Russell 3000 Value Total Return Index	19.32%

(2)	Not Annualized. With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

The above graph depicts the performance of the Snow Capital Market Plus Fund versus the Russell 3000 Value Total Return Index. The Russell 3000 Value Index is an unmanaged index of those Russell 3000 companies chosen for their value orientation.  Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the Russell 3000 Value Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Snow Capital Market Plus Fund, which will generally not invest in all the securities comprising the index.

Snow Family of Funds	ANNUAL REPORT

Investment Highlights
February 28, 2014 (Unaudited)

(1)	The Class A shares includes the deduction of the current maximum initial sales charge of 5.25%. The minimum initial investment for Class I shares is $1,000,000.

Returns as of February 28, 2014	Since Inception of March 27, 2013 through February 28, 2014 (2)
Snow Capital Inflation Advantaged Equities Fund Class A without sales charge	18.85%
Snow Capital Inflation Advantaged Equities Fund Class A with sales charge	12.61%
Snow Capital Inflation Advantaged Equities Fund Class I	19.10%
Russell 3000 Total Return Index	22.46%

(2)	Not Annualized. With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

The above graph depicts the performance of the Snow Capital Inflation Advantaged Equities Fund versus the Russell 3000 Total Return Index. The Russell 3000 Index is an unmanaged index of those Russell 3000 companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market.  Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the Russell 3000 Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Snow Capital Inflation Advantaged Equities Fund, which will generally not invest in all the securities comprising the index.

Snow Family of Funds	ANNUAL REPORT

Investment Highlights
February 28, 2014 (Unaudited)

(1)	The Class A shares includes the deduction of the current maximum initial sales charge of 5.25%. The minimum initial investment for Class I shares is $1,000,000.

Returns as of February 28, 2014	Since Inception of March 27, 2013 through February 28, 2014 (2)
Snow Capital Dividend Plus Fund Class A without sales charge	22.36%
Snow Capital Dividend Plus Fund Class A with sales charge	15.94%
Snow Capital Dividend Plus Fund Class I	22.61%
Russell 1000 Value Total Return Index	19.16%

(2)	Not Annualized. With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

The above graph depicts the performance of the Snow Capital Dividend Plus Fund versus the Russell 1000 Value Total Return Index. The Russell 1000 Value Index is an unmanaged index of those Russell 1000 companies chosen for their value orientation.  Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the Russell 1000 Value Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Snow Capital Dividend Plus Fund, which will generally not invest in all the securities comprising the index.

Snow Family of Funds	ANNUAL REPORT

Investment Highlights
February 28, 2014 (Unaudited)

(1)	The Class A shares includes the deduction of the current maximum initial sales charge of 5.25%. The minimum initial investment for Class I shares is $1,000,000.

Returns as of February 28, 2014	Since Inception of March 27, 2013 through February 28, 2014 (2)
Snow Capital Mid Cap Value Fund Class A without sales charge	29.57%
Snow Capital Mid Cap Value Fund Class A with sales charge	22.77%
Snow Capital Mid Cap Value Fund Class I	29.89%
Russell 2500 Value Total Return Index	20.58%

(2)	Not Annualized. With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

The above graph depicts the performance of the Snow Capital Mid Cap Value Fund versus the Russell 2500 Value Total Return Index. The Russell 2500 Value Index is an unmanaged index of those Russell 2500 companies chosen for their value orientation.  Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the Russell 2500 Value Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Snow Capital Mid Cap Value Fund, which will generally not invest in all the securities comprising the index.

SNOW FAMILY OF FUNDS	ANNUAL REPORT
Snow Capital Focused Value Fund
SCHEDULE OF INVESTMENTS
February 28, 2014

COMMON STOCK - 96.78%	Shares	Fair Value

Aerospace & Defense - 4.15%
Spirit Aerosystems Holdings, Inc. - Class A (a)	485	$13,983

Banks - 8.91%
Bank of America Corp.	595	9,835
JPMorgan Chase & Co.	355	20,171
		30,006
Computers - 3.37%
Hewlett-Packard Co.	380	11,354

Electric - 3.29%
Exelon Corp.	365	11,100

Hand & Machine Tools - 4.67%
Kennametal, Inc.	360	15,746

Healthcare - Services - 9.18%
Community Health Systems, Inc. (a)	405	16,812
Health Net, Inc./CA (a)	415	14,131
		30,943
Insurance - 14.60%
Genworth Financial, Inc. (a)	790	12,277
Hartford Financial Services Group, Inc./The	495	17,419
MetLife, Inc.	385	19,508
		49,204
Leisure Time - 3.14%
Royal Caribbean Cruises Ltd.	200	10,586

Machinery - Construction & Mining - 2.18%
Terex Corp.	165	7,347

Mining - 5.53%
Rio Tinto PLC - ADR	325	18,622

Miscellaneous Manufacturing - 2.06%
Textron, Inc.	175	6,948

Oil & Gas - 15.18%
BP PLC - ADR	455	23,028
Nabors Industries Ltd.	625	14,387
PBF Energy, Inc.	545	13,734
		51,149
Oil & Gas Services - 3.10%
Baker Hughes, Inc.	165	10,441

Pharmaceuticals - 3.92%
Teva Pharmaceutical Industries Ltd. - ADR	265	13,221

Retail - 7.63%
Macy's, Inc.	190	10,993
Target Corp.	235	14,697
		25,690

SNOW FAMILY OF FUNDS	ANNUAL REPORT
Snow Capital Focused Value Fund
SCHEDULE OF INVESTMENTS
February 28, 2014

COMMON STOCK - 96.78% (continued)	Shares	Fair Value

Semiconductors - 5.87%
Broadcom Corp.	340	$10,105
Intel Corp.	390	9,656
		19,761
TOTAL COMMON STOCK (Cost $275,971)		326,101

SHORT-TERM INVESTMENTS - 9.31%
Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.03%(b) (Cost $31,376)	31,376	31,376

TOTAL INVESTMENTS (Cost $307,347) - 106.09%		$357,477
LIABILITIES IN EXCESS OTHER ASSETS, NET - (6.09)%		(20,534)
NET ASSETS - 100%		$336,943

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Rate shown represents the rate at February 28, 2014, is subject to change and resets daily.
ADR - American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT
Snow Capital Hedged Equity Fund
SCHEDULE OF INVESTMENTS
February 28, 2014

COMMON STOCK - 86.54%	Shares	Fair Value

Aerospace & Defense - 5.00%
Spirit Aerosystems Holdings, Inc. - Class A (a)	1,050	$30,272

Banks - 5.68%
Bank of America Corp.	500	8,265
JPMorgan Chase & Co.	460	26,137
		34,402
Computers - 4.39%
Hewlett-Packard Co.	890	26,593

Electric - 1.56%
Exelon Corp.	310	9,427

Hand & Machine Tools - 5.56%
Kennametal, Inc.	770	33,680

Healthcare - Services - 10.27%
Community Health Systems, Inc. (a)	850	35,284
Health Net, Inc./CA (a)	790	26,899
		62,183
Insurance - 11.53%
Genworth Financial, Inc. (a)	840	13,054
Hartford Financial Services Group, Inc./The	850	29,912
MetLife, Inc.	530	26,855
		69,821
Leisure Time - 3.93%
Royal Caribbean Cruises Ltd.	450	23,818

Machinery - Construction & Mining - 0.51%
Terex Corp.	70	3,117

Mining - 3.97%
Rio Tinto PLC - ADR	420	24,066

Miscellaneous Manufacturing - 0.52%
Textron, Inc.	80	3,176

Oil & Gas - 10.46%
BP PLC - ADR	620	31,378
Nabors Industries Ltd.	710	16,344
PBF Energy, Inc.	620	15,624
		63,346
Oil & Gas Services - 1.25%
Baker Hughes, Inc.	120	7,594

Pharmaceuticals - 4.86%
Teva Pharmaceutical Industries Ltd. - ADR	590	29,435

Retail - 9.36%
Macy's, Inc.	440	25,458
Target Corp.	500	31,270
		56,728
Semiconductors - 7.69%
Broadcom Corp.	800	23,776
Intel Corp.	920	22,779
		46,555
TOTAL COMMON STOCK (Cost $469,147)		524,213

SNOW FAMILY OF FUNDS	ANNUAL REPORT
Snow Capital Hedged Equity Fund
SCHEDULE OF INVESTMENTS
February 28, 2014

EXCHANGE-TRADED FUND - 7.83%	Shares	Fair Value
Equity Fund - 7.83%
Consumer Staples Select Sector SPDR Fund	680	$28,798
Utilities Select Sector SPDR Fund	460	18,607
TOTAL EXCHANGE-TRADED FUND (Cost $46,159)		47,405

SHORT-TERM INVESTMENTS - 8.22%
Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.03%(b) (Cost $49,813)	49,813	49,813

TOTAL INVESTMENTS (Cost $565,119) - 102.59%		$621,431
SECURITIES SOLD SHORT (Proceeds, $139,090) - (24.03)%		(145,555)
OTHER ASSETS LESS LIABILITIES, NET - 21.44%		129,890
NET ASSETS - 100%		$605,766

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Rate shown represents the rate at February 28, 2014, is subject to change and resets daily.
ADR - American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT
Snow Capital Hedged Equity Fund
SCHEDULE OF INVESTMENTS
February 28, 2014

SECURITIES SOLD SHORT - (24.03)%
COMMON STOCK - (24.03)%	Shares	Fair Value

Biotechnology - (1.65)%
Regeneron Pharmaceuticals, Inc. (a)	(30)	$(9,975)

Chemicals - (1.53)%
Mosaic Co./The	(190)	(9,283)

Commercial Services - (1.29)%
FleetCor Technologies, Inc. (a)	(60)	(7,796)

Diversified Financial Services - (3.11)%
Air Lease Corp.	(260)	(9,607)
E*TRADE Financial Corp. (a)	(410)	(9,213)
		(18,820)
Electric - (1.38)%
Calpine Corp. (a)	(440)	(8,382)

Electrical Components & Equipment - (1.50)%
Generac Holdings, Inc.	(160)	(9,115)

Electronics - (1.20)%
Trimble Navigation Ltd. (a)	(190)	(7,249)

Food - (1.18)%
TreeHouse Foods, Inc. (a)	(100)	(7,126)

Media - (1.55)%
CBS Corp.	(140)	(9,391)

Oil & Gas - (3.32)%
Athlon Energy, Inc. (a)	(280)	(10,405)
Concho Resources, Inc. (a)	(80)	(9,690)
		(20,095)
Pharmaceuticals - (1.25)%
Abbott Laboratories	(190)	(7,558)

Retail - (2.46)%
Jack in the Box, Inc. (a)	(130)	(7,469)
Walgreen Co.	(110)	(7,475)
		(14,944)
Software - (1.51)%
MSCI, Inc. (a)	(210)	(9,179)

Telecommunications - (1.10)%
Sprint Corp. (a)	(760)	(6,642)

TOTAL COMMON STOCK SOLD SHORT (Proceeds $139,090)		$(145,555)

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT
Snow Capital Market Plus Fund
SCHEDULE OF INVESTMENTS
February 28, 2014

COMMON STOCK - 93.52%	Shares	Fair Value

Aerospace & Defense - 2.36%
Spirit Aerosystems Holdings, Inc. - Class A (a)	260	$7,496

Agriculture - 0.45%
Archer-Daniels-Midland Co.	35	1,421

Banks - 15.16%
Bank of America Corp.	665	10,992
Citigroup, Inc.	100	4,863
Goldman Sachs Group, Inc./The	15	2,497
JPMorgan Chase & Co.	295	16,762
Morgan Stanley	65	2,002
PNC Financial Services Group, Inc./The	30	2,453
US Bancorp/MN	50	2,057
Wells Fargo & Co.	140	6,499
		48,125
Computers - 3.63%
Apple, Inc.	10	5,262
Hewlett-Packard Co.	210	6,275
		11,537
Cosmetics& Personal Care - 0.99%
Procter & Gamble Co./The	40	3,146

Electric - 4.27%
Dominion Resources, Inc./VA	25	1,735
Duke Energy Corp.	35	2,481
Exelon Corp.	205	6,234
NextEra Energy, Inc.	20	1,828
Southern Co./The	30	1,271
		13,549
Food - 0.86%
Mondelez International, Inc.	80	2,722

Hand & Machine Tools - 2.62%
Kennametal, Inc.	190	8,311

Healthcare - Services - 6.32%
Community Health Systems, Inc. (a)	230	9,547
Health Net, Inc./CA (a)	230	7,832
UnitedHealth Group, Inc.	35	2,705
		20,084
Insurance - 10.49%
American International Group, Inc.	40	1,991
Berkshire Hathaway, Inc. - Class B (a)	35	4,052
Genworth Financial, Inc. (a)	435	6,760
Hartford Financial Services Group, Inc./The	280	9,853
MetLife, Inc.	210	10,641
		33,297
Leisure Time - 1.75%
Royal Caribbean Cruises Ltd.	105	5,558

Machinery - Construction & Mining - 1.19%
Terex Corp.	85	3,785

Media - 0.51%
Walt Disney Co./The	20	1,616

Mining - 3.16%
Rio Tinto PLC - ADR	175	10,028

SNOW FAMILY OF FUNDS	ANNUAL REPORT
Snow Capital Market Plus Fund
SCHEDULE OF INVESTMENTS
February 28, 2014

COMMON STOCK - 93.52% (continued)	Shares	Fair Value

Miscellaneous Manufacturing - 2.95%
General Electric Co.	220	$5,603
Textron, Inc.	95	3,772
		9,375
Oil & Gas - 15.34%
BP PLC - ADR	245	12,400
Chevron Corp.	55	6,343
ConocoPhillips	35	2,328
Exxon Mobil Corp.	100	9,627
Nabors Industries Ltd.	340	7,827
Occidental Petroleum Corp.	15	1,448
PBF Energy, Inc.	290	7,308
Valero Energy Corp.	30	1,439
		48,720
Oil & Gas Services - 1.79%
Baker Hughes, Inc.	90	5,695

Pharmaceuticals - 7.24%
Johnson & Johnson	35	3,224
Merck & Co., Inc.	110	6,269
Pfizer, Inc.	195	6,261
Teva Pharmaceutical Industries Ltd. - ADR	145	7,234
		22,988
Retail - 5.42%
CVS Caremark Corp.	45	3,291
Macy's, Inc.	100	5,786
Target Corp.	130	8,130
		17,207
Semiconductors - 4.58%
Broadcom Corp.	185	5,498
Intel Corp.	365	9,037
		14,535
Telecommunications - 2.44%
AT&T, Inc.	110	3,512
Cisco Systems, Inc.	195	4,251
		7,763
TOTAL COMMON STOCK (Cost $254,794)		296,958

SHORT-TERM INVESTMENTS - 10.02%
Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.03%(b) (Cost $31,804)	31,804	31,804

TOTAL INVESTMENTS (Cost $286,598) - 102.59%		$328,762
LIABILITIES IN EXCESS OTHER ASSETS, NET - (3.54)%		(11,229)
NET ASSETS - 100%		$317,533

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Rate shown represents the rate at February 28, 2014, is subject to change and resets daily.
ADR - American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT
Snow Capital Inflation Advantaged Equities Fund
SCHEDULE OF INVESTMENTS
February 28, 2014

COMMON STOCK - 100.17%	Shares	Fair Value

Agriculture - 2.86%
Archer-Daniels-Midland Co.	210	$8,526

Auto Parts & Equipment - 2.90%
Johnson Controls, Inc.	175	8,645

Banks - 9.79%
Bank of America Corp.	590	9,753
Goldman Sachs Group, Inc./The	55	9,155
JPMorgan Chase & Co.	180	10,228
		29,136
Chemicals - 6.64%
EI du Pont de Nemours & Co.	150	9,993
Mosaic Co./The	200	9,772
		19,765
Cosmetics & Personal Care - 2.11%
Procter & Gamble Co./The	80	6,293

Electric - 3.12%
Exelon Corp.	305	9,275

Electronics - 2.10%
Agilent Technologies, Inc.	110	6,262

Environmental Control - 1.02%
Republic Services, Inc.	89	3,036

Food - 2.97%
Mondelez International, Inc.	260	8,848

Forest Products & Paper - 3.12%
International Paper Co.	190	9,289

Hand & Machine Tools - 2.79%
Kennametal, Inc.	190	8,311

Healthcare - Products - 1.96%
Hospira, Inc. (a)	135	5,843

Healthcare - Services - 5.45%
Community Health Systems, Inc. (a)	190	7,887
Health Net, Inc./CA (a)	245	8,342
		16,229
Insurance - 12.77%
Aspen Insurance Holdings Ltd.	210	7,887
Hartford Financial Services Group, Inc./The	340	11,965
MetLife, Inc.	235	11,907
Protective Life Corp.	120	6,257
		38,016
Machinery - Construction & Mining - 2.68%
Joy Global, Inc.	145	7,975

Mining - 10.52%
Alcoa, Inc.	660	7,748
Freeport-McMoRan Copper & Gold, Inc.	200	6,524
Newmont Mining Corp.	290	6,745
Rio Tinto PLC - ADR	180	10,314
		31,331
Miscellaneous Manufacturing - 3.72%
Eaton Corp PLC	75	5,603
General Electric Co.	215	5,476
		11,079

SNOW FAMILY OF FUNDS	ANNUAL REPORT
Snow Capital Inflation Advantaged Equities Fund
SCHEDULE OF INVESTMENTS
February 28, 2014

COMMON STOCK - 100.17% (continued)	Shares	Fair Value

Oil & Gas - 15.46%
BP PLC - ADR	215	$10,881
Devon Energy Corp.	140	9,019
Nabors Industries Ltd.	485	11,165
Noble Corp PLC	180	5,589
Phillips 66	125	9,357
		46,011
Oil & Gas Services - 3.08%
Baker Hughes, Inc.	145	9,176

Pharmaceuticals - 3.10%
Teva Pharmaceutical Industries Ltd. - ADR	185	9,230

Retail - 2.01%
Wal-Mart Stores, Inc.	80	5,976

TOTAL COMMON STOCK (Cost $261,760)		298,252

SHORT-TERM INVESTMENTS - 3.78%
Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.03%(b) (Cost $11,249)	11,249	11,249

TOTAL INVESTMENTS (Cost $273,009) - 103.95%		$309,501
LIABILITIES IN EXCESS OTHER ASSETS, NET - (3.95)%		(11,773)
NET ASSETS - 100%		$297,728

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Rate shown represents the rate at February 28, 2014, is subject to change and resets daily.
ADR - American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT
Snow Capital Dividend Plus Fund
SCHEDULE OF INVESTMENTS
February 28, 2014

COMMON STOCK - 99.49%	Shares	Fair Value

Aerospace & Defense - 1.07%
General Dynamics Corp.	30	$3,286

Agriculture - 2.56%
Lorillard, Inc.	160	7,850

Auto Manufacturers - 2.01%
Ford Motor Co.	400	6,156

Banks - 7.28%
Banco Santander SA - ADR	770	6,969
JPMorgan Chase & Co.	270	15,341
		22,310
Chemicals - 3.45%
PetroLogistics LP	820	10,586

Computers - 5.40%
Hewlett-Packard Co.	275	8,217
International Business Machines Corp.	45	8,333
		16,550
Electric - 3.18%
Exelon Corp.	320	9,731

Electronics - 2.05%
Jabil Circuit, Inc.	340	6,293

Engineering & Construction - 2.21%
KBR, Inc.	245	6,767

Environmental Control - 1.11%
Republic Services, Inc.	100	3,411

Hand & Machine Tools - 1.00%
Kennametal, Inc.	70	3,062

Healthcare - Services - 5.44%
Quest Diagnostics, Inc.	175	9,275
Select Medical Holdings Corp.	660	7,399
		16,674
Insurance - 6.15%
Hartford Financial Services Group, Inc./The	255	8,974
MetLife, Inc.	195	9,881
		18,855
Investment Companies - 2.07%
Chesapeake Granite Wash Trust	560	6,328

Leisure Time - 1.64%
Royal Caribbean Cruises Ltd.	95	5,028

Mining - 4.29%
Newmont Mining Corp.	270	6,280
Rio Tinto PLC - ADR	120	6,876
		13,156
Oil & Gas - 15.15%
BP PLC - ADR	190	9,616
Devon Energy Corp.	140	9,019
Nabors Industries Ltd.	360	8,287
Phillips 66	80	5,989
Royal Dutch Shell PLC - ADR	85	6,194
Suburban Propane Partners LP (a)	170	7,324
		46,429

SNOW FAMILY OF FUNDS	ANNUAL REPORT
Snow Capital Dividend Plus Fund
SCHEDULE OF INVESTMENTS
February 28, 2014

COMMON STOCK - 99.49% (continued)	Shares	Fair Value

Pharmaceuticals - 4.23%
Teva Pharmaceutical Industries Ltd. - ADR	260	$12,971

Real Estate Investment Trust - 3.70%
Annaly Capital Management, Inc.	1,015	11,348

Retail - 4.02%
American Eagle Outfitters, Inc.	230	3,342
Kohl's Corp.	160	8,990
		12,332
Savings & Loans - 5.09%
First Niagara Financial Group, Inc.	1,040	9,433
New York Community Bancorp, Inc.	385	6,152
		15,585
Semiconductors - 5.62%
Broadcom Corp.	230	6,836
Intel Corp.	420	10,399
		17,235
Software - 3.50%
Microsoft Corp.	280	10,727

Telecommunications - 7.27%
CenturyLink, Inc.	190	5,939
Rogers Communications, Inc. - Class B	140	5,414
Verizon Communications, Inc.	230	10,943
		22,296
TOTAL COMMON STOCK (Cost $276,892)		304,966

PREFERRED STOCK - 3.39%
Banks - 3.39%
Bank of America Corp.7.25%, Series L	9	10,377
TOTAL PREFERRED STOCK (Cost $11,381)		10,377

SHORT-TERM INVESTMENTS - 3.75%
Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.03%(b) (Cost $11,482)	11,482	11,482

TOTAL INVESTMENTS (Cost $299,755) - 106.63%		$326,825
LIABILITIES IN EXCESS OTHER ASSETS, NET - (6.63)%		(20,312)
NET ASSETS - 100%		$306,513

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Rate shown represents the rate at February 28, 2014, is subject to change and resets daily.
ADR - American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT
Snow Capital Mid Cap Value Fund
SCHEDULE OF INVESTMENTS
February 28, 2014

COMMON STOCK - 96.96%	Shares	Fair Value

Aerospace & Defense - 4.20%
General Dynamics Corp.	60	$6,572
Spirit Aerosystems Holdings, Inc. - Class A (a)	245	7,063
		13,635
Agriculture - 1.94%
Archer-Daniels-Midland Co.	155	6,293

Auto Parts & Equipment - 4.51%
Johnson Controls, Inc.	155	7,657
TRW Automotive Holdings Corp. (a)	85	6,997
		14,654
Banks - 4.11%
KeyCorp	590	7,770
TCF Financial Corp.	345	5,561
		13,331
Computers - 1.47%
VeriFone Systems, Inc. (a)	165	4,777

Electric - 2.20%
Exelon Corp.	235	7,146

Electronics - 4.39%
Agilent Technologies, Inc.	85	4,839
Avnet, Inc.	140	6,094
Jabil Circuit, Inc.	180	3,332
		14,265
Engineering & Construction - 2.25%
KBR, Inc.	265	7,319

Forest Products & Paper - 2.48%
International Paper Co.	165	8,067

Hand & Machine Tools - 3.10%
Kennametal, Inc.	230	10,060

Healthcare - Products - 1.60%
Hospira, Inc. (a)	120	5,194

Healthcare - Services - 7.61%
Community Health Systems, Inc. (a)	250	10,378
Health Net, Inc./CA (a)	195	6,640
WellPoint, Inc.	85	7,700
		24,718
Insurance - 9.47%
Assurant, Inc.	120	7,876
Genworth Financial, Inc. (a)	445	6,915
Hartford Financial Services Group, Inc./The	305	10,733
Protective Life Corp.	100	5,214
		30,738
Leisure Time - 2.61%
Royal Caribbean Cruises Ltd.	160	8,469

Machinery - Construction & Mining - 1.99%
Terex Corp.	145	6,457

Machinery - Diversified - 1.28%
Zebra Technologies Corp. (a)	60	4,139

Mining - 2.90%
Alcoa, Inc.	405	4,755
Newmont Mining Corp.	200	4,652
		9,407

SNOW FAMILY OF FUNDS	ANNUAL REPORT
Snow Capital Mid Cap Value Fund
SCHEDULE OF INVESTMENTS
February 28, 2014

COMMON STOCK - 96.96% continued)	Shares	Fair Value

Miscellaneous Manufacturing - 3.12%
Textron, Inc.	255	$10,124

Oil & Gas - 13.27%
Chesapeake Energy Corp.	255	6,607
Devon Energy Corp.	135	8,697
Nabors Industries Ltd.	470	10,819
Patterson-UTI Energy, Inc.	115	3,348
PBF Energy, Inc.	255	6,426
Ultra Petroleum Corp. (a)	285	7,171
		43,068
Oil & Gas Services - 2.73%
Baker Hughes, Inc.	140	8,859

Real Estate Investment Trust - 2.03%
Highwoods Properties, Inc.	175	6,599

Retail - 11.79%
American Eagle Outfitters, Inc.	565	8,210
Big Lots, Inc. (a)	285	8,422
Kohl's Corp.	195	10,957
Macy's, Inc.	185	10,704
		38,293
Savings & Loans - 3.39%
First Niagara Financial Group, Inc.	1,215	11,020

Semiconductors - 2.52%
Broadcom Corp.	275	8,173

TOTAL COMMON STOCK (Cost $263,346)	10,495	314,805

SHORT-TERM INVESTMENTS - 9.48%
Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.03%(b) (Cost $30,772)	30,772	30,772

TOTAL INVESTMENTS (Cost $294,118) - 106.44%		$345,577
LIABILITIES IN EXCESS OTHER ASSETS, NET - (6.44)%		(20,902)
NET ASSETS - 100%		$324,675

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Rate shown represents the rate at February 28, 2014, is subject to change and resets daily.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT
STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2014

	Snow Capital		Snow Capital	Snow Capital
	Focused Value Fund		Hedged Equity Fund	Market Plus Fund
Assets:
Investments, at value	$357,477		$621,431	$328,762
Deposits at broker	-		139,008	-
Due from advisor	-		50	-
Receivables:
Interest	1		1	1
Dividends	957		1,503	972
Prepaid expenses	156		156	155
Total assets	358,591		762,149	329,890

Liabilities:
Securities sold short, at value	$-		$145,555	$-
Payables:
Investment securities purchased	8,850		-	-
Dividends on securities sold short	-		130	-
Due to advisor	2,675		-	1,715
Accrued distribution (12b-1) fees	27		25	26
Due to administrator	2,077		2,108	2,075
Accrued expenses	8,019		8,565	8,541
Total liabilities	21,648		156,383	12,357
Net Assets	$336,943		$605,766	$317,533

Sources of Net Assets:
Paid-in capital	$286,812		$558,816	$275,369
Undistributed net realized loss on investments	-		(2,862)	-
Undistributed (accumulated) net investment income (loss)	1		(35)	-
Net unrealized appreciation on investments	50,130		56,312	42,164
Net unrealized depreciation on securities sold short	-		(6,465)	-
Total Net Assets (Unlimited shares of beneficial interest authorized)	$336,943		$605,766	$317,533

Total Investments, at cost	307,347		565,119	286,598
Proceeds from securities sold short	-		139,090	-

Class A Shares:
Net assets	$13,448		$12,088	$12,673
Shares Outstanding (Unlimited shares of beneficial interest authorized)	560		553	542
Net Asset Value Per Share	$24.02	(d)	$21.86	$23.38

Maximum Offering Price Per Share (a)	$25.35		$23.07	$24.68

Minimum Redemption Price Per Share (b)(c)	$23.78		$21.64	$23.15

Class I Shares:
Net assets	$323,495		$593,678	$304,860
Shares Outstanding (Unlimited shares of beneficial interest authorized)	13,463		27,113	13,036
Net Asset Value and Offering Price Per Share	$24.03		$21.90	$23.39

Minimum Redemption Price Per Share (c)	$23.91		$21.79	$23.27

(a)	A maximum sales charge of 5.25% is imposed on Class A shares.
(b)
Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 0.50% contingent deferred sales charge ("CDSC") on shares redeemed within one year from the date of purchase.

(c)	A redemption fee of 0.50% will be assessed on shares of the Fund that are held for 30 days or less.
(d)	Net Asset Value Per Share does not recalculate due to rounding.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT
STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2014

	Snow Capital Inflation Advantaged Equities Fund		Snow Capital Dividend Plus Fund		Snow Capital Mid Cap Value Fund
Assets:
Investments, at value	$309,501		$326,825		$345,577
Receivables:
Interest	-		-		1
Dividends	733		1,262		498
Prepaid expenses	156		156		156
Total assets	310,390		328,243		346,232

Liabilities:
Payables:
Investment securities purchased	$-		$8,944		$9,039
Due to advisor	2,354		2,477		2,112
Accrued distribution (12b-1) fees	25		25		26
Due to administrator	2,073		2,074		2,076
Accrued expenses	8,210		8,210		8,304
Total liabilities	12,662		21,730		21,557
Net Assets	$297,728		$306,513		$324,675

Sources of Net Assets:
Paid-in capital	$261,236		$279,443		$273,141
Undistributed net investment income	-		-		75
Net unrealized appreciation on investments	36,492		27,070		51,459
Total Net Assets (Unlimited shares of beneficial interest authorized)	$297,728		$306,513		$324,675

Total Investments, at cost	273,009		299,755		294,118

Class A Shares:
Net assets	$11,883		$12,233		$12,958
Shares Outstanding (Unlimited shares of beneficial interest authorized)	519		551		537
Net Asset Value Per Share	$22.92	(d)	$22.19	(d)	$24.12	(d)

Maximum Offering Price Per Share (a)	$24.19		$23.41		$25.46

Minimum Redemption Price Per Share (b)(c)	$22.69		$21.96		$23.88

Class I Shares:
Net assets	$285,845		$294,280		$311,717
Shares Outstanding (Unlimited shares of beneficial interest authorized)	12,471		13,261		12,919
Net Asset Value and Offering Price Per Share	$22.92		$22.19		$24.13

Minimum Redemption Price Per Share (c)	$22.81		$22.08		$24.01

(a)	A maximum sales charge of 5.50% is imposed on Class A shares.
(b)
Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 0.50% contingent deferred sales charge ("CDSC") on shares redeemed  within 12 months of purchase.

(c)	A redemption fee of 0.50% will be assessed on shares of the Fund that are held for 30 days or less.
(d)	Net Asset Value Per Share does not recalculate due to rounding.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT
STATEMENTS OF OPERATIONS
February 28, 2014

	Snow Capital Focused Value Fund	Snow Capital Hedged Equity Fund	Snow Capital Market Plus Fund

	For the	For the	For the
	Period Ended	Period Ended	Period Ended
	February 28, 2014 (a)	February 28, 2014 (a)	February 28, 2014 (a)

Investment income:
Dividends (b)	$5,119	$9,089	$5,739
Interest	8	36	7
Total investment income	5,127	9,125	5,746

Expenses:
Management fees	2,397	5,016	1,304
Distribution (12b-1) fees - Class A	27	25	26
Administration, Accounting and transfer agent fees and expenses	22,819	23,168	22,810
Shareholder reports and filing fees	2,870	2,870	2,870
Audit fees	5,300	5,300	5,300
Legal fees	3,277	3,277	3,277
Custodian fees	2,647	4,138	2,931
Pricing fees	2,257	4,029	5,291
Trustee fees and expenses	2,867	2,867	2,867
Registration and filing fees	472	472	472
Insurance	129	129	129
Dividends on securities sold short	-	1,637	-
Interest expense	-	539	-
Total expenses	45,062	53,467	47,277
Less: fees waived and expenses absorbed	(41,973)	(44,997)	(45,295)
Net expenses	3,089	8,470	1,982

Net investment income	2,038	655	3,764

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	34,776	70,800	21,605
Securities sold short	-	(15,536)	-
Net realized gain on investments	34,776	55,264	21,605

Net change in unrealized appreciation (depreciation) on:
Investments	50,130	56,312	42,164
Securities sold short	-	(6,465)	-
Net change in unrealized appreciation	50,130	49,847	42,164

Net gain on investments	84,906	105,111	63,769

Net increase in net assets resulting from operations	$86,944	$105,766	$67,533

(a)	The Funds commenced operations on March 28, 2013.
(b)	Includes foreign taxes withheld of $24, $50, and $14, respectively.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT
STATEMENTS OF OPERATIONS
February 28, 2014

	Snow Capital Inflation Advantaged Equities Fund	Snow Capital Dividend Plus Fund	Snow Capital Mid Cap Value Fund

	For the	For the	For the
	Period Ended	Period Ended	Period Ended
	February 28, 2014 (a)	February 28, 2014 (a)	February 28, 2014 (a)

Investment income:
Dividends (b)	$5,234	$7,765	$3,588
Interest	5	4	9
Total investment income	5,239	7,769	3,597

Expenses:
Management fees	2,502	1,912	1,974
Distribution (12b-1) fees - Class A	25	25	26
Administration, Accounting and transfer agent fees and expenses	22,795	22,802	22,814
Shareholder reports and filing fees	2,870	2,870	2,870
Audit fees	5,300	5,300	5,300
Legal fees	3,277	3,277	3,277
Custodian fees	2,693	2,582	2,611
Pricing fees	3,276	3,798	3,855
Trustee fees and expenses	2,867	2,866	2,867
Registration and filing fees	472	472	472
Insurance	129	129	129
Total expenses	46,206	46,033	46,195
Less: fees waived and expenses absorbed	(43,053)	(43,459)	(43,536)
Net expenses	3,153	2,574	2,659

Net investment income	2,086	5,195	938

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	9,149	24,248	22,278
Net realized gain on investments	9,149	24,248	22,278

Net change in unrealized appreciation on:
Investments	36,492	27,070	51,459
Net change in unrealized appreciation	36,492	27,070	51,459

Net gain on investments	45,641	51,318	73,737

Net increase in net assets resulting from operations	$47,727	$56,513	$74,675

(a)	The Funds commenced operations on March 28, 2013.
(b)	Includes foreign taxes withheld of $19, $122, and $0, respectively.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT
STATEMENTS OF CHANGES IN NET ASSETS
February 28, 2014

	Snow Capital Focused Value Fund	Snow Capital Hedged Equity Fund	Snow Capital Market Plus Fund

	For the	For the	For the
	Period Ended	Period Ended	Period Ended
	February 28, 2014 (a)	February 28, 2014 (a)	February 28, 2014 (a)

Increase (decrease) in net assets from:
Operations:
Net investment income	$2,038	$655	$3,764
Net realized gain on investments	34,776	55,264	21,605
Net unrealized appreciation on investments	50,130	49,847	42,164
Net increase in net assets resulting from operations	86,944	105,766	67,533

Distributions to shareholders from:
Net investment income - Class A	(56)	(4)	(125)
Net investment income - Class I	(1,981)	(686)	(3,639)
Net realized capital gains - Class A	(1,390)	(1,162)	(864)
Net realized capital gains - Class I	(33,386)	(56,964)	(20,741)
Total distributions	(36,813)	(58,816)	(25,369)

Capital share transactions (Note 2):
Increase in net assets from capital share transactions	286,812	558,816	275,369

Increase in net assets	336,943	605,766	317,533

Net Assets:
Beginning of period	-	-	-

End of period	$336,943	$605,766	$317,533
Undistributed (accumulated) net investment income (loss)	$1	$(35)	$-

(a) The Funds commenced operations on March 28, 2013.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT
STATEMENTS OF CHANGES IN NET ASSETS
February 28, 2014

	Snow Capital Inflation Advantaged Equities Fund	Snow Capital Dividend Plus Fund	Snow Capital Mid Cap Value Fund

	For the	For the	For the
	Period Ended	Period Ended	Period Ended
	February 28, 2014 (a)	February 28, 2014 (a)	February 28, 2014 (a)

Increase (decrease) in net assets from:
Operations:
Net investment income	$2,086	$5,195	$938
Net realized gain on investments	9,149	24,248	22,278
Net unrealized appreciation on investments	36,492	27,070	51,459
Net increase in net assets resulting from operations	47,727	56,513	74,675

Distributions to shareholders from:
Net investment income - Class A	(59)	(184)	(9)
Net investment income - Class I	(2,027)	(5,011)	(854)
Net realized capital gains - Class A	(366)	(969)	(890)
Net realized capital gains - Class I	(8,783)	(23,279)	(21,388)
Total distributions	(11,235)	(29,443)	(23,141)

Capital share transactions (Note 2):
Increase in net assets from capital share transactions	261,236	279,443	273,141

Increase in net assets	297,728	306,513	324,675

Net Assets:
Beginning of period	-	-	-

End of period	$297,728	$306,513	$324,675
Undistributed net investment income	$-	$-	$75

(a)	The Funds commenced operations on March 28, 2013.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT
FINANCIAL HIGHLIGHTS
February 28, 2014

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for the period indicated.

	Snow Capital Focused Value Fund				Snow Capital Hedged Equity Fund

	Class A		Class I		Class A		Class I
	For the		For the		For the		For the
	Period Ended		Period Ended		Period Ended		Period Ended
	February 28, 2014 (a)		February 28, 2014 (a)		February 28, 2014 (a)		February 28, 2014 (a)

Net Asset Value, Beginning of Period	$20.00		$20.00		$20.00		$20.00

Investment Operations:
Net investment income (loss)	0.11		0.16		(0.02)		0.03
Net realized and unrealized gain on investments	6.73		6.74		4.16		4.17
Total from investment operations	6.84		6.90		4.14		4.20

Distributions:
From net investment income	(0.11)		(0.16)		(0.01)		(0.03)
From net realized capital gains	(2.71)		(2.71)		(2.27)		(2.27)
Total distributions	(2.82)		(2.87)		(2.28)		(2.30)

Net Asset Value, End of Period	$24.02		$24.03		$21.86		$21.90

Total Return (b)	34.48%	(c)	34.80%	(c)	20.87%	(c)	21.18%	(c)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$13		$323		$12		$594

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	17.16%	(d)	16.91%	(d)	10.90%	(d) (e)	10.66%	(d) (e)
After fees waived and expenses absorbed	1.40%	(d)	1.15%	(d)	1.93%	(d) (e)	1.68%	(d) (e)

Ratio of net investment income (loss):
Before fees waived and expenses absorbed	(15.23)%	(d)	(14.98)%	(d)	(9.09)%	(d) (e)	(8.84)%	(d) (e)
After fees waived and expenses absorbed	0.52%	(d)	0.77%	(d)	(0.11)%	(d) (e)	0.14%	(d) (e)

Portfolio turnover rate	87.78%	(c)	87.78%	(c)	226.74%	(c)	226.74%	(c)

(a)	The Funds commenced operations on March 28, 2013.
(b)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.
(e)	The ratios include 0.43% for dividends on securities sold short and interest expense.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT
FINANCIAL HIGHLIGHTS
February 28, 2014

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for the period indicated.

					Snow Capital
	Snow Capital Market Plus Fund				Inflation Advantaged Equities Fund

	Class A		Class I		Class A		Class I
	For the		For the		For the		For the
	Period Ended		Period Ended		Period Ended		Period Ended
	February 28, 2014 (a)		February 28, 2014 (a)		February 28, 2014 (a)		February 28, 2014 (a)

Net Asset Value, Beginning of Period	$20.00		$20.00		$20.00		$20.00

Investment Operations:
Net investment income	0.25		0.30		0.12		0.17
Net realized and unrealized gain on investments	5.07		5.08		3.64		3.64
Total from investment operations	5.32		5.38		3.76		3.81

Distributions:
From net investment income	(0.25)		(0.30)		(0.12)		(0.17)
From net realized capital gains	(1.69)		(1.69)		(0.72)		(0.72)
Total distributions	(1.94)		(1.99)		(0.84)		(0.89)

Net Asset Value, End of Period	$23.38		$23.39		$22.92		$22.92

Total Return (b)	26.73%	(c)	27.05%	(c)	18.85%	(c)	19.10%	(c)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$13		$305		$12		$286

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	18.37%	(d)	18.12%	(d)	18.71%	(d)	18.46%	(d)
After fees waived and expenses absorbed	1.00%	(d)	0.75%	(d)	1.50%	(d)	1.25%	(d)

Ratio of net investment income (loss):
Before fees waived and expenses absorbed	(16.17)%	(d)	(15.92)%	(d)	(16.61)%	(d)	(16.36)%	(d)
After fees waived and expenses absorbed	1.20%	(d)	1.45%	(d)	0.59%	(d)	0.84%	(d)

Portfolio turnover rate	60.52%	(c)	60.52%	(c)	33.69%	(c)	33.69%	(c)

(a)	The Funds commenced operations on March 28, 2013.
(b)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

SNOW FAMILY OF FUNDS	ANNUAL REPORT
FINANCIAL HIGHLIGHTS
February 28, 2014

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for the period indicated.

	Snow Capital Dividend Plus Fund				Snow Capital Mid Cap Value Fund

	Class A		Class I		Class A		Class I
	For the		For the		For the		For the
	Period Ended		Period Ended		Period Ended		Period Ended
	February 28, 2014 (a)		February 28, 2014 (a)		February 28, 2014 (a)		February 28, 2014 (a)

Net Asset Value, Beginning of Period	$20.00		$20.00		$20.00		$20.00

Investment Operations:
Net investment income	0.36		0.42		0.02		0.08
Net realized and unrealized gain on investments	4.09		4.08		5.87		5.87
Total from investment operations	4.45		4.50		5.89		5.95

Distributions:
From net investment income	(0.37)		(0.42)		(0.02)		(0.07)
From net realized capital gains	(1.89)		(1.89)		(1.75)		(1.75)
Total distributions	(2.26)		(2.31)		(1.77)		(1.82)

Net Asset Value, End of Period	$22.19		$22.19		$24.12		$24.13

Total Return (b)	22.36%	(c)	22.61%	(c)	29.57%	(c)	29.89%	(c)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$12		$294		$13		$312

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	18.29%	(d)	18.05%	(d)	17.79%	(d)	17.54%	(d)
After fees waived and expenses absorbed	1.25%	(d)	1.00%	(d)	1.25%	(d)	1.00%	(d)

Ratio of net investment income (loss):
Before fees waived and expenses absorbed	(15.25)%	(d)	(15.00)%	(d)	(16.42)%	(d)	(16.17)%	(d)
After fees waived and expenses absorbed	1.80%	(d)	2.05%	(d)	0.12%	(d)	0.37%	(d)

Portfolio turnover rate	73.96%	(c)	73.96%	(c)	43.72%	(c)	43.72%	(c)

(a)	The Funds commenced operations on March 28, 2013.
(b)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Snow Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
February 28, 2014

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Snow Family of Funds (the “Funds”) are a series of 360 Funds (the “Trust”). The Trust was organized on February 25, 2005 as a Delaware statutory trust. The Trust is registered as an open end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust currently offers eight series of shares. The following series of the Snow Family Funds: (i) Snow Capital Focused Value Fund (“Focused Value Fund”), (ii) Snow Capital Hedged Equity Fund (“Hedged Equity Fund”), (iii) Snow Capital Market Plus Fund (“Market Plus Fund”), (iv) Snow Capital Inflation Advantaged Equities Fund (“Inflation Advantaged Equities Fund”), (v) Snow Capital Dividend Plus Fund (“Dividend Plus Fund”), and (vi) Snow Capital Mid Cap Value Fund (“Mid Cap Value Fund”) (each a “Fund” and collectively, the Funds) are each an open end management investment company and separate series of the Trust. All of the Funds, except Focused Value Fund and Hedged Equity Fund, are diversified Funds. As non-diversified Funds, the Focused Value Fund and Hedged Equity Fund may invest a significant portion of its assets in a small number of companies. The Funds’ investment adviser is Snow Capital Management, L.P (the “Adviser”). Each Fund offers two classes of shares, Class A and Class I shares. Each class of shares commenced operations on March 28, 2013. Each class differs as to sales and redemption charges and ongoing fees. Income and realized/unrealized gains or losses are allocated to each class based on relative share balances. Each Fund’s investment objectives are as follows:

Focused Value Fund	Long-term growth of capital
Hedged Equity Fund	Long-term growth of capital and protection of investment principal with lower volatility than the U.S. equity market
Market Plus Fund	Long-term growth of capital
Inflation Advantaged Equities Fund	Long-term growth of capital and protection of investment principal
Dividend Plus Fund	Long-term growth of capital and income
Mid Cap Value Fund	Long-term growth of capital

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

a)         Investment Valuations: All investments in securities are recorded at their estimated fair value, as described in Note 2

b)         Federal Income Taxes - The Funds intend to qualify as a regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Funds to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of their net investment company taxable income and net capital gains. Therefore, no provisions for federal income taxes are required.

As of and during the period since inception of March 28, 2013 through February 28, 2014, the Funds did not have any liabilities for any unrecognized tax expenses. The Funds recognize interest and penalties, if any, related to unrecognized tax liability as income tax expense in the statements of operations. During the period since inception of March 28, 2013 through February 28, 2014, the Funds did not incur any interest or penalties. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Delaware.

c)         Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. GAAP requires that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in capital or net realized gains.

e)         Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Snow Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
February 28, 2014

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f)         Other - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

g)         Short Sales of Securities – A Fund may make short sales, which are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security.  To complete a short sale transaction, a Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs.  A Fund then sells the borrowed security to a buyer in the market.  A Fund will then cover the short position by buying shares in the market either (i) at its discretion; or (ii) when called by the broker-dealer lender.  Until the security is replaced, a Fund is required to pay the broker-dealer lender any dividends or interest that accrues during the period of the loan.  In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a Fund replaces the borrowed security.  A Fund will realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale.  When a Fund makes a short sale, a Fund will segregate liquid assets (such as cash, U.S. government securities, or equity securities) on a Fund’s books and/or in a segregated account at a Fund’s custodian in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest and/or transaction costs due to the broker-dealer lender.  In determining the amount to be segregated, any securities that have been sold short by a Fund will be marked to market daily.  To the extent the market price of the security sold short increases and more assets are required to meet a Fund’s short sale obligations, additional assets will be segregated to ensure adequate coverage of a Fund’s short position obligations.

In addition, a Fund may make short sales “against the box”, i.e., when a Fund sells a security short when a Fund has segregated securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding.  A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

h)         Exchange Traded Funds – A Fund may invest in Exchange Traded Funds (“ETFs”).  ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees fees, and marketing expenses, and ETF shareholders, such as a Fund, pay their proportionate share of these expenses. Your cost of investing in a Fund will generally be higher than the cost of investing directly in ETFs.  By investing in a Fund, you will indirectly bear fees and expenses charged by the underlying ETFs in which a Fund invests in addition to a Fund's direct fees and expenses.

i)          Redemption fees - Shareholders that redeem shares within 30 days of purchase will be assessed a redemption fee of 0.50% of the amount redeemed. The redemption fee is paid directly to and retained by the Funds, and is designed to deter excessive short-term trading and to offset brokerage commissions, market impact and other costs that may be associated with short-term money movement in and out of the Funds. No redemption fees were paid to the Funds during the period since inception of March 28, 2013 through February 28, 2014. A CDSC is imposed upon certain redemptions of Class A shares purchased at net asset value in amounts totaling $1 million if the dealer’s commission was paid by the underwriter and the shares are redeemed within one year from the date of purchase.  The CDSC will be paid to the Distributor and will be equal to 0.50% of the lesser of (1) the net asset value at the time of purchase of the Class A shares being redeemed; or (2) the net asset value of such shares at the time of redemption. No CDSC Fees were paid to the Distributor during the period since inception of March 28, 2013 through February 28, 2014.

Snow Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
February 28, 2014

2.	INVESTMENT VALUATION

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•
Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•
Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the company's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock, preferred stock and Exchange-Traded Funds). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Money market funds – Money market funds are valued at their net asset value of $1.00 per share and are categorized as Level 1.

Snow Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
February 28, 2014

2.	INVESTMENT VALUATION (continued)

The following table summarizes the inputs used to value the company's assets and liabilities measured at fair value as of February 28, 2014:

Categories (a)	Level 1	Level 2	Level 3	Total
Focused Value Fund:
Common Stock (b)	$326,101	-	-	$326,101
Short-Term Investments	31,376	-	-	31,376
Total Investments in Securities	357,477	-	-	357,477
Hedged Equity Fund:
Common Stock (b)	524,213	-	-	524,213
Exchange-Traded Funds (b)	47,405	-	-	47,405
Short-Term Investments	49,813	-	-	49,813
Total Investments in Securities	621,431	-	-	621,431
Common Stock – Sold Short (b)	145,555	-	-	145,555
Total Investments in Securities Sold Short	145,555	-	-	145,555
Market Plus Fund:
Common Stock (b)	296,958	-	-	296,958
Short-Term Investments	31,804	-	-	31,804
Total Investments in Securities	328,762	-	-	328,762
Inflation Advantaged Equities Fund:
Common Stock (b)	298,252	-	-	298,252
Short-Term Investments	11,249	-	-	11,249
Total Investments in Securities	309,501	-	-	309,501
Dividend Plus Fund:
Common Stock (b)	304,966	-	-	304,966
Preferred Stock (b)	10,377	-	-	10,377
Short-Term Investments	11,482	-	-	11,482
Total Investments in Securities	326,825	-	-	326,825
Mid Cap Value Fund:
Common Stock (b)	314,805	-	-	314,805
Short-Term Investments	30,772	-	-	30,772
Total Investments in Securities	345,577	-	-	345,577

(a)
At February 28, 2014, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(b)
All common stock, preferred stock and exchange traded funds held in the Funds are Level 1 securities. For a detailed break-out of stocks by industry and exchange traded funds by investment type, please refer to the Schedules of Investments.

The Fund recognizes transfers, if any, between fair value hierarchy levels at the reporting period end.  There were no transfers between levels as of February 28, 2014, from the valuation input levels used on March 28, 2013 (inception date).

Snow Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
February 28, 2014

3.	CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the Funds for the period since inception of March 28, 2013 through February 28, 2014 were as follows:

Focused Value Fund:	Sold	Redeemed	Reinvested	Net Increase
Class A
Shares	500	-	60	560
Value	$10,000	-	$1,445	$11,445
Class I
Shares	12,000	-	1,463	13,463
Value	$240,000	-	$35,367	$275,367

Hedged Equity Fund:	Sold	Redeemed	Reinvested	Net Increase
Class A
Shares	500	-	53	553
Value	$10,000	-	$1,166	$11,166
Class I
Shares	24,500	-	2,613	27,113
Value	$490,000	-	$57,650	$547,650

Market Plus Fund:	Sold	Redeemed	Reinvested	Net Increase
Class A
Shares	500	-	42	542
Value	$10,000	-	$989	$10,989
Class I
Shares	12,000	-	1,036	13,036
Value	$240,000	-	$24,380	$264,380

Inflation Advantaged Equities Fund:	Sold	Redeemed	Reinvested	Net Increase
Class A
Shares	500	-	19	519
Value	$10,000	-	$425	$10,425
Class I
Shares	12,000	-	471	12,471
Value	$240,000	-	$10,811	$250,811

Snow Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
February 28, 2014

3.	CAPITAL SHARE TRANSACTIONS (continued)

Dividend Plus Fund:	Sold	Redeemed	Reinvested	Net Increase
Class A
Shares	500	-	51	551
Value	$10,000	-	$1,152	$11,152
Class I
Shares	12,000	-	1,261	13,261
Value	$240,000	-	$28,291	$268,291

Mid Cap Value Fund:	Sold	Redeemed	Reinvested	Net Increase
Class A
Shares	500	-	37	537
Value	$10,000	-	$899	$10,899
Class I
Shares	12,000	-	919	12,919
Value	$240,000	-	$22,242	$262,242

4.	INVESTMENT TRANSACTIONS

For the period from inception of March 28, 2013 through February 28, 2014, aggregate purchases and sales of investment securities (excluding short-term investments) for Funds were as follows:

Fund	Purchases	Sales
Focused Value Fund:	$484,675	$243,479
Hedged Equity Fund	1,551,735	1,107,229
Market Plus Fund	397,112	163,923
Inflation Advantaged Equities Fund	342,286	89,676
Dividend Plus Fund	468,807	203,025
Mid Cap Value Fund	360,442	119,374

There were no government securities purchased or sold during the period.

Snow Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
February 28, 2014

5.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Funds have entered into Investment Advisory Agreements (the “Advisory Agreements”) with the Adviser.  Pursuant to the Advisory Agreements, the Adviser provides investment management services to the Funds in accordance with their investment objectives, policies and restrictions. As compensation for the investment advisory services provided to the Funds, the Adviser will receive a monthly management fee equal to an annual rate of each Fund’s net assets for Class A and I shares as follows:

Fund	Management Fee Rate	Accrued
Focused Value Fund	0.90%	$2,397
Hedged Equity Fund	1.00%	5,016
Market Plus Fund	0.50%	1,304
Inflation Advantaged Equities Fund	1.00%	2,502
Dividend Plus Fund	0.75%	1,912
Mid Cap Value Fund	0.75%	1,974

The Adviser and the Funds have entered into an Expense Limitation Agreement (“Expense Agreements”) under which the Adviser has agreed to waive or reduce its fees and to assume other expenses of each Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, shareholder servicing fees, extraordinary expenses, dividend and interest expenses in connection with securities sold short and payments, if any, under the Rule 12b-1 Plan) to not more than the following average daily net assets of each of the Funds through April 30, 2014:

Fund	Expense Limitation	Management Fees Waived	Expenses Reimbursed
Focused Value Fund	1.15%	$2,397	$39,576
Hedged Equity Fund	1.25%	5,016	39,981
Market Plus Fund	0.75%	1,304	43,991
Inflation Advantaged Equities Fund	1.25%	2,502	40,551
Dividend Plus Fund	1.00%	1,912	41,547
Mid Cap Value Fund	1.00%	1,974	41,562

At a meeting held on April 3, 2014, the Board of Trustees approved and extended the Expense Agreement for a one year period ending April 30, 2015.

If, at any time, the annualized expenses of Funds were less than the annualized expense ratios, the Trust, on behalf of Funds, would reimburse the Adviser for any fees previously waived and/or expenses previously assumed; provided, however, that repayment would be payable only to the extent that it (a) can be made during the three (3) years following the time at which the adviser waived fees or assumed expenses for the Funds, and (b) can be repaid without causing the expenses of Funds to exceed the annualized expense ratios.

At February 28, 2014, the cumulative unreimbursed amount paid and/or waived by the Adviser on behalf of the Funds that may be recouped no later than the dates stated below:

Fund	February 28, 2017	Totals
Focused Value Fund	$41,973	$41,973
Hedged Equity Fund	44,997	44,997
Market Plus Fund	45,295	45,295
Inflation Advantaged Equities Fund	43,053	43,053
Dividend Plus Fund	43,459	43,459
Mid Cap Value Fund	43,536	43,536

Snow Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
February 28, 2014

5.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

The Fund has entered into an Investment Company Services Agreement (the “Services Agreement”) with M3Sixty Administration, LLC (“M3Sixty”). Pursuant to the Services Agreement, M3Sixty will provide day-to-day operational services to the Fund including, but not limited to:  (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Fund's portfolio securities; (d) pricing the Fund's shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Fund's legal compliance; (j) maintaining shareholder account records.

Under the Services Agreement, the Trust, on behalf of the Funds, pays M3Sixty servicing fees as described below plus reimbursement of out of pocket expenses for each Fund:

Fund Accounting	$5,000 annually, plus $1,500 for the second and each additional share class
Fund Administration	$5,000 annually, plus $1,500 for the second and each additional share class
Transfer Agency	$5,000 annually, plus $1,500 for the second and each additional share class
Fund Asset Based Fees (annualized)
0.15% on daily net assets between $0 and $200 million;
0.10% on the next $200 million of daily net assets;
0.05% on the next $200 million of daily net assets; and
0.025% in excess of $600 million of daily net assets

If the above fees, aggregated across all of the Funds (the “Complex”), are not at least $40,000 on an annual basis, a Complex minimum fee of $40,000 per year will apply.

For the period from inception of March 28, 2013 through February 28, 2014, the Funds accrued servicing fees as follows:

Fund	Service Fees
Focused Value Fund	$22,819
Hedged Equity Fund	23,168
Market Plus Fund	22,810
Inflation Advantaged Equities Fund	22,795
Dividend Plus Fund	22,802
Mid Cap Value Fund	22,814

Certain officers of the Funds are also employees of M3Sixty.

The Fund has entered into a Distribution Agreement (the “Distribution Agreement”) with Matrix Capital Group, Inc. (the “Distributor”). Pursuant to the Distribution Agreement, the Distributor will provide distribution services to the Funds. The Distributor serves as underwriter/distributor of the Funds. Under the Distribution Agreement, for each Fund, the Distributor shall be paid an annual fee of $9,000 (provided, however, that for so long as a Fund is in the incubation stage, the annual fee shall be $4,500). The annual fee above includes the first share class of a Fund; the Distributor shall receive $1,500 annually for each additional class. The Distributor shall also receive an annualized amount equal to 0.75 bps (0.0075%) of the average assets of each Fund. Distribution fees paid to the Distributor are paid by the Adviser. The Distributor is an affiliate of M3Sixty.

The Funds have adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 of the 1940 Act for the Funds. The Funds may expend up to 0.25% for Class A shares of a Fund’s average daily net assets annually to pay for any activity primarily intended to result in the sale of shares of the Funds and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made..

Snow Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
February 28, 2014

5.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

The distribution plans for the Class A shares of the Funds took effect March 28, 2013. For the period from inception of March 28, 2013 through February 28, 2014, the Funds accrued 12b-1 expenses attributable to Class A shares as follows:

Fund	Class A 12b-1 Fees
Focused Value Fund	$27
Hedged Equity Fund	25
Market Plus Fund	26
Inflation Advantaged Equities Fund	25
Dividend Plus Fund	25
Mid Cap Value Fund	25

6.	TAX MATTERS

The tax character of distributions paid during the period since inception of March 28, 2013 through February 28, 2014 for the Funds were as follows.

Fund	Ordinary Income
Focused Value Fund	$36,813
Hedged Equity Fund	58,816
Market Plus Fund	25,369
Inflation Advantaged Equities Fund	11,235
Dividend Plus Fund	29,443
Mid Cap Value Fund	23,141

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments at February 28, 2014 were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Focused Value Fund	$307,347	$52,104	$(1,974)	$50,130
Hedged Equity Fund	428,891	60,933	(13,948)	46,985
Market Plus Fund	286,598	44,267	(2,103)	42,164
Inflation Advantaged Equities Fund	273,009	43,598	(7,106)	36,492
Dividend Plus Fund	299,755	32,988	(5,918)	27,070
Mid Cap Value Fund	294,118	54,885	(3,426)	51,459

The difference between book basis unrealized appreciation and tax-basis unrealized appreciation for the Hedged Equity Fund is attributable primarily to the tax deferral of losses on wash sales.

Snow Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
February 28, 2014

6.	TAX MATTERS (continued)

The Funds’ tax basis distributable earnings are determined only at the end of each fiscal year. The tax character of distributable earnings (deficit) at February 28, 2014, the Funds’ most recent fiscal year end, was as follows:

Fund	Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gains	Post-December Ordinary Loss	Total Distributable Earnings
Focused Value Fund	$50,130	$1	$-	$-	$50,131
Hedged Equity Fund	46,985	-	-	(35)	46,950
Market Plus Fund	42,164	-	-	-	42,164
Inflation Advantaged Equities Fund	36,492	-	-	-	36,492
Dividend Plus Fund	27,070	-	-	-	27,070
Mid Cap Value Fund	51,459	75	-	-	51,534

The undistributed ordinary income and capital gains shown above differ from corresponding accumulated net investment income and accumulated net realized gain (loss) figures reported in the statements of assets and liabilities due to differing book/tax treatment of short-term capital gains, and certain temporary book/tax differences due to the tax deferral of losses on wash sales.

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year. The Funds’ carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year. As of February 28, 2014, the Funds elected to defer net ordinary losses as indicated in the chart below.

	Post-October Losses		Post-December Losses
Fund	Deferred	Utilized	Deferred	Utilized
Focused Value Fund	$-	$-	$-	$-
Hedged Equity Fund	-	-	35	-
Market Plus Fund	-	-	-	-
Inflation Advantaged Equities Fund	-	-	-	-
Dividend Plus Fund	-	-	-	-
Mid Cap Value Fund	-	-	-	-

Under the Regulated Investment Company Modernization Act of 2010 (the Act), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term.  As of February 28, 2014, the Funds had no capital loss carryforwards for federal income tax purposes.

7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of February 28, 2014, Snow Capital Management, L.P. held 100% of the Funds’ Class A & Class I shares outstanding.

8.	COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Trust may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

Snow Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
February 28, 2014

9.	SUBSEQUENT EVENTS

In accordance with GAAP, Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

10.	RECENT ACCOUNTING PRONOUNCEMENTS

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and requires additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (“FASC”).  The ASU is effective for interim and annual reporting periods that begin after December 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of The Snow Family of Funds

We have audited the accompanying statement of assets and liabilities of Snow Capital Focused Value Fund, Snow Capital Hedged Equity Fund, Snow Capital Market Plus Fund, Snow Capital Inflation Advantaged Equities Fund, Snow Capital Dividend Plus Fund and Snow Capital Mid Cap Value Fund, collectively the Funds, including the schedule of investments, as of February 28, 2014 and the related statements of operations, statements of changes in net assets and the financial highlights for the period March 28, 2013 (commencement of investment operations) through February 28, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds were not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of February 28, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Snow Capital Focused Value Fund, Snow Capital Hedged Equity Fund, Snow Capital Market Plus Fund, Snow Capital Inflation Advantaged Equities Fund, Snow Capital Dividend Plus Fund and Snow Capital Mid Cap Value Fund, collectively the Funds, as of February 28, 2014, the results of their operations, the changes in their net assets, and the financial highlights for the period March 28, 2013 (commencement of investment operations) through February 28, 2014, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania
April 29, 2014

Snow Family of Funds	ANNUAL REPORT

ADDITIONAL INFORMATION
February 28, 2014 (Unaudited)

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-244-6235; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-877-244-6235; and on the Commission’s website at http://www.sec.gov.

Shareholder Tax Information - The Funds are required to advise you within 60 days of the Fund’s fiscal year end regarding the federal tax status of distributions received by shareholders during the fiscal year.

Tax information is reported from the Funds’ fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2014 to determine the calendar year amounts to be included on their 2013 tax returns. Shareholders should consult their own tax advisors.

Snow Family of Funds	ANNUAL REPORT

ADDITIONAL INFORMATION
February 28, 2014 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited)

The Trustees are responsible for the management and supervision of the Funds.  The Trustees approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Funds; and oversee activities of the Funds.  This section of the SAI provides information about the persons who serve as Trustees and Officers to the Trust and Funds, respectively, as well as the entities that provide services to the Funds.

Trustees and Officers.  Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust or the Funds, and their principal occupation during the past five years.  As described above under “Description of the Trust”, each of the Trustees of the Trust will generally hold office indefinitely.  The Officers of the Trust will hold office indefinitely, except that:  (1) any Officer may resign or retire and (2) any Officer may be removed any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal.  In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table.

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Art Falk 4520 Main Street Suite 1425 Kansas City, Missouri 64111 Age 75	Trustee and Independent Chairman	Since June 2011	Mr. Falk has retired from Murray Hill Financial Marketing, a financial marketing consulting firm. He was President of the Company from 1990 to 2012.	Ten	None
Thomas Krausz 4520 Main Street Suite 1425 Kansas City, Missouri 64111 Age 68	Trustee	Since June 2011
Mr. Krausz has been an independent management consultant to private enterprises since 2007. From 2005 to 2007 he was the Chief Technology Officer for IDT Ventures, a venture capital and business development firm. Prior to 2005, he was President of Mentorcom Services, Inc., a consulting and services company focusing on networking and web development.
				Ten	None
Tom M. Wirtshafter 4520 Main Street Suite 1425 Kansas City, Missouri 64111 Age 58	Trustee	Since June 2011
Mr. Wirtshafter has been the Senior Vice President of each of American Portfolios Financial Services, a broker-dealer, and American Portfolios Advisors, an investment adviser, since 2009. From 2005 to 2008 Mr. Wirtshafter was a business consultant. Prior to 2005 he served in executive and consulting roles for various companies in the financial services industry.
				Ten	None
Interested Trustee*
Randall K. Linscott 4520 Main Street Suite 1425 Kansas City, Missouri 64111 Age 42	President	Since July 2013
Mr. Linscott has been the Chief Operating Officer for M3Sixty Administration LLC since 2011. Prior to 2011, Mr. Linscott served as a Division Vice President at Boston Financial Data Services from 2005 until 2011.
				Ten	N/A

Snow Family of Funds	ANNUAL REPORT

ADDITIONAL INFORMATION
February 28, 2014 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited)(continued)

Officers
Robert S. Driessen 4520 Main Street Suite 1425 Kansas City, Missouri 64111 Age 65	Chief Compliance Officer and Secretary	Since July 2013
Prior to 2013, Mr. Driessen served as the Senior Vice President and Chief Compliance Officer for Aquila Distributors, Inc., and Vice President and Chief Compliance Officer of its advisory affiliate, Aquila Investment Management LLC from November 2009 until December 2012. Prior to 2009, Mr. Driessen served as the Vice President and Chief Compliance Officer of Curian Capital, LLC from April 2004 to December 31, 2008.
				N/A	N/A
Brandon Byrd 4520 Main Street Suite 1425 Kansas City, Missouri 64111 Age 33	Assistant Secretary	Since July 2013
Mr. Byrd has been the Director of Operations at M3Sixty Administration LLC since 2012. Prior to 2012, Mr. Byrd served as a Division Manager – Client Service Officer for Boston Financial Data Services from 2010 until 2012, and as a Group Manager for Boston Financial Data Services from 2007 until 2010.
				N/A	N/A
Larry Beaver 4520 Main Street Suite 1425 Kansas City, Missouri 64111 Age 43	Treasurer	Since March 2007	Mr. Beaver has been the Director of Fund Accounting & Administration for M3Sixty Administration LLC, a mutual fund operating division of Matrix Capital Group, since February 2005.	N/A	N/A
Aaron Farr 4520 Main Street Suite 1425 Kansas City, Missouri 64111 Age 42	Assistant Treasurer	Since July 2013
Mr. Farr served as the Senior Vice President of Finance and Operations for The Rock Creek Group from January 2013 through July 2013. Prior to this, Mr. Farr served as the Vice President of Finance and Operations for The Rock Creek Group from October 2011 until January 2013. From 2008 until 2011, Mr. Farr served as the Director of Fund Accounting and Investment Valuation for Rydex (Guggenheim) Investments| SGI (Security Global Investors).
				N/A	N/A

*	The Interested Trustee is an Interested Trustee because he is an officer and employee of the Administrator.

Snow Family of Funds	ANNUAL REPORT

ADDITIONAL INFORMATION
February 28, 2014 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited)(continued)

Remuneration Paid to Trustees and Officers - Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” receives a fee of $500 each year plus $100 per Board or committee meeting attended per Fund, provided, that the Fund is in the incubation stage.  The Trust reimburses each Trustee and officer for their travel and other expenses relating to attendance at such meetings.

Name of Trustee1	Aggregate Compensation From the Snow Family Funds2	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Snow Family Funds Paid to Trustees2
		Independent Directors
Art Falk	$4,650	None	None	$4,650
Thomas Krausz	$4,650	None	None	$4,650
Tom M. Wirtshafter	$4,650	None	None	$4,650
		Officers
Randall K. Linscott	None	Not Applicable	Not Applicable	None
Robert S. Driessen	None	Not Applicable	Not Applicable	None
Brandon Byrd	None	Not Applicable	Not Applicable	None
Larry Beaver	None	Not Applicable	Not Applicable	None
Aaron Farr	None	Not Applicable	Not Applicable	None

1	Each of the Trustees serves as a Trustee to six (6) Snow Family of Funds of the Trust. The Trust currently offers eight (8) series of shares.

2	Figures are for the period since inception of March 28, 2013 through February 28, 2014. Each of the Funds paid each Trustee $775 for the period.

Snow Family of Funds	ANNUAL REPORT

Information About Your Fund’s Expenses - (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as the redemption fee imposed by the Fund for certain short-term redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The table below illustrates an example investment of $1,000 at the beginning of the period (09/01/13) and held for the entire period of 09/01/13 through 02/28/14.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses (relating to the example $1,000 investment made on 09/01/13). You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Fund’s prospectus.

Expenses and Value of a $1,000 Investment for the period from 09/01/13 through 02/28/14
Focused Value Fund:	Beginning Account Value (09/01/2013)	Annualized Expense Ratio for the Period	Ending Account Value (02/28/2014)	Expenses Paid During Period
Actual Fund Return (in parentheses)
Class A (+23.71%)	$1,000.00	1.40%	$1,.237.13	$7.77	(a)
Class I (+23.84%)	$1,000.00	1.15%	$1,238.43	$6.38	(a)
Hypothetical 5% Fund Return
Class A	$1,000.00	1.40%	$1,017.90	$7.00	(b)
Class I	$1,000.00	1.15%	$1,019.10	$5.76	(b)
Hedged Equity Fund:
Actual Fund Return (in parentheses)
Class A (+16.33%)	$1,000.00	1.93%	$1,163.33	$10.35	(a)
Class I (+16.52%)	$1,000.00	1.68%	$1,165.18	$9.02	(a)
Hypothetical 5% Fund Return
Class A	$1,000.00	1.93%	$1,015.20	$9.64	(b)
Class I	$1,000.00	1.68%	$1,016.50	$8.40	(b)

Snow Family of Funds	ANNUAL REPORT

Information About Your Fund’s Expenses - (Unaudited)(continued)

Market Plus Fund:	Beginning Account Value (09/01/2013)	Annualized Expense Ratio for the Period	Ending Account Value (02/28/2014)	Expenses Paid During Period
Actual Fund Return (in parentheses)
Class A (+18.05%)	$1,000.00	1.00%	$1,.180.54	$5.41	(a)
Class I (+18.19%)	$1,000.00	0.75%	$1,181.85	$4.06	(a)
Hypothetical 5% Fund Return
Class A	$1,000.00	1.00%	$1,019.80	$5.01	(b)
Class I	$1,000.00	0.75%	$1,021.10	$3.76	(b)
Inflation Advantaged Equities Fund:
Actual Fund Return (in parentheses)
Class A (+15.50%)	$1,000.00	1.50%	$1,154.98	$8.01	(a)
Class I (+15.63%)	$1,000.00	1.25%	$1,156.30	$6.68	(a)
Hypothetical 5% Fund Return
Class A	$1,000.00	1.50%	$1,017.40	$7.50	(b)
Class I	$1,000.00	1.25%	$1,018.60	$6.26	(b)
Dividend Plus Fund:
Actual Fund Return (in parentheses)
Class A (+16.09%)	$1,000.00	1.25%	$1,160.90	$6.70	(a)
Class I (+16.22%)	$1,000.00	1.00%	$1,162.19	$5.36	(a)
Hypothetical 5% Fund Return
Class A	$1,000.00	1.25%	$1,018.60	$6.26	(b)
Class I	$1,000.00	1.00%	$1,019.80	$5.01	(b)
Mid Cap Value Fund:
Actual Fund Return (in parentheses)
Class A (+19.58%)	$1,000.00	1.25%	$1,195.84	$6.81	(a)
Class I (+19.77%)	$1,000.00	1.00%	$1,197.71	$5.45	(a)
Hypothetical 5% Fund Return
Class A	$1,000.00	1.25%	$1,018.60	$6.26	(b)
Class I	$1,000.00	1.00%	$1,019.80	$5.01	(b)

(a)	Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.
(b)	Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

For more information on Fund expenses, please refer to the Fund’s prospectus, which can be obtained from your investment representative or by calling 1-877-244-6235. Please read it carefully before you invest or send money.

Snow Family of Funds	ANNUAL REPORT

Information About Your Fund’s Expenses - (Unaudited)(continued)

Total Fund operating expense ratios as stated in the current Fund prospectus dated March 28, 2013 for the Funds were as follows:
Focused Value Fund Class A, gross of fee waivers or expense reimbursements	15.28%
Focused Value Fund Class A, after waiver and reimbursement*	1.40%
Focused Value Fund Class I, gross of fee waivers or expense reimbursements	15.03%
Focused Value Fund Class I, after waiver and reimbursement*	1.15%
Hedged Equity Fund Class A, gross of fee waivers or expense reimbursements	8.39%
Hedged Equity Fund Class A, after waiver and reimbursement*	1.50%
Hedged Equity Fund Class I, gross of fee waivers or expense reimbursements	8.14%
Hedged Equity Fund I, after waiver and reimbursement*	1.25%
Market Plus Fund Class A, gross of fee waivers or expense reimbursements	14.88%
Market Plus Fund Class A, after waiver and reimbursement*	1.00%
Market Plus Fund Class I, gross of fee waivers or expense reimbursements	14.63%
Market Plus Fund Class I, after waiver and reimbursement*	0.75%
Inflation Advantaged Equities Fund Class A, gross of fee waivers or expense reimbursements	15.38%
Inflation Advantaged Equities Fund Class A, after waiver and reimbursement*	1.50%
Inflation Advantaged Equities Fund Class I, gross of fee waivers or expense reimbursements	15.13%
Inflation Advantaged Equities Fund Class I, after waiver and reimbursement*	1.25%
Dividend Plus Fund Class A, gross of fee waivers or expense reimbursements	15.13%
Dividend Plus Fund Class A, after waiver and reimbursement*	1.25%
Dividend Plus Fund Class I, gross of fee waivers or expense reimbursements	14.88%
Dividend Plus Fund Class I, after waiver and reimbursement*	1.00%
Mid Cap Value Fund Class A, gross of fee waivers or expense reimbursements	15.13%
Mid Cap Value Fund Class A, after waiver and reimbursement*	1.25%
Mid Cap Value Fund Class I, gross of fee waivers or expense reimbursements	14.88%
Mid Cap Value Fund Class I, after waiver and reimbursement*	1.00%

* Snow Capital Management L.P. (the “Adviser”) has entered into an Expense Limitation Agreement with the Funds under which it has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits the Funds’ annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired funds fees and expenses, extraordinary expenses, dividend and interest expenses related to short investments, and payments, if any, under the Rule 12b-1 Plan) to not more than 1.15, 1.25%, 0.75%, 1.25%, 1.00% and 1.00% for the Focused Value Fund, Hedged Equity Fund, Market Plus Fund, Inflation Advantaged Equities Fund, Dividend Plus Fund and Mid Cap Value Fund, respectively through at least April 30, 2014. Subject to approval by the Funds’ Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Funds within the three fiscal years following the year in which such waiver occurred, if the Funds are able to make the payment without exceeding the expense limitation in effect at that time.   The current contractual agreement cannot be terminated prior to at least one year after the effective date without the Board of Trustees’ approval.  Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to Financial Statements (Note 4) sections of this report for gross and net expense related disclosures during the period since inception of March 28, 2013 through February 28, 2014.

360 FUNDS
420 Lexington Ave.
Suite 601
New York, NY 10170

INVESTMENT ADVISER
Snow Capital Management, L.P.
2000 Georgetowne Drive
Suite 200
Sewickley, PA 15143

ADMINISTRATOR & TRANSFER AGENT
M3Sixty Administration, LLC
4520 Main Street
Suite 1425
Kansas City, MO 64111

DISTRIBUTOR
Matrix Capital Group, Inc.
242 East 72nd Street
New York, NY 10021

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Sanville & Company
1514 Old York Road
Abington, PA 19001

LEGAL COUNSEL
Graydon Head & Ritchey LLP
1900 Fifth Third Center
511 Walnut Street
Cincinnati, OH 45202

CUSTODIAN BANK
U.S. Bank, N.A
425 Walnut Street
Cincinnati, OH 45202

ITEM 2.	CODE OF ETHICS.

(a)
The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(d)	The registrant’s Code of Ethics is filed herewith.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $25,000 with respect to the registrant’s fiscal year ended February 28, 2014, the first fiscal year of operations for the Snow Capital Funds.

(b)
Audit-Related Fees.    There were no fees billed during the fiscal year for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)
Tax Fees. The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $6,800 with respect to the registrant’s fiscal year ended February 28, 2014, the first fiscal year of operations for the Snow Capital Funds.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.   The aggregate fees billed in last fiscal year for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal year ended February 28, 2014, the first fiscal year of operations for the Snow Capital Funds.

(e)(1)
The audit committee does not have pre-approval policies and procedures.  Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

(f)
Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)
All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal year ended February 28, 2014, the first fiscal year of operations for the Snow Capital Funds, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)	There were no non-audit services rendered to the registrant’s investment adviser.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULES OF INVESTMENTS

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

360 Funds

By: Randy Linscott	/s/ Randy Linscott
President,
Date: May 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Randy Linscott	/s/ Randy Linscott
President
Date: May 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Larry E. Beaver, Jr.	/s/ Larry E. Beaver, Jr.
Treasurer
Date: May 1, 2014